Document and Entity Information	3 Months Ended
Mar. 31, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	Xylem Inc.
Entity Central Index Key	0001524472
Document Type	S-4
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Entity Filer Category	Non-accelerated Filer

Condensed Consolidated and Combined Income Statements (Unaudited) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidated and Combined Income Statements [Abstract]
Revenue	$ 925	$ 890	$ 3,803	$ 3,202	$ 2,849
Cost of revenue	562	553	2,342	1,988	1,812
Gross profit	363	337	1,461	1,214	1,037
Selling, general and administrative expenses	231	210	877	737	667
Research and development expenses	28	24	100	74	63
Separation costs	5	3	87
Restructuring and asset impairments charges, net			2	15	31
Operating income	99	100	395	388	276
Interest expense	14		17
Other non-operating (expense) income, net	(1)	1	5		1
Income before taxes	84	101	383	388	277
Income tax expense	21	23	104	59	14
Net income	$ 63	$ 78	$ 279	$ 329	$ 263
Earnings per share:
Basic	$ 0.34	$ 0.42	$ 1.51	$ 1.78	$ 1.42
Diluted	$ 0.34	$ 0.42	$ 1.5	$ 1.78	$ 1.42
Weighted average number of shares-Basic	185.4	184.6	185.1	184.6	184.6
Weighted average number of shares-Diluted	185.9	184.6	185.3	184.6	184.6
Dividends declared per share	$ 0.1012

Condensed Consolidated and Combined Statements of Comprehensive Income (Unaudited) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidated and Combined Statements of Comprehensive Income [Abstract]
Net income	$ 63	$ 78	$ 279	$ 329	$ 263
Other comprehensive income (loss), before tax:
Foreign currency translation adjustment	49	86	(61)	(31)	81
Net change in cash flow hedges:
Unrealized gains (losses)	4
Net change in postretirement benefit plans:
Net actuarial loss			(74)	(6)	(5)
Prior service costs				(3)	(1)
Amortization of net actuarial loss	2		2	1
Settlement	2
Amortization of prior service costs			1	1	1
Other comprehensive income (loss), before tax	57	86	(132)	(38)	76
Income tax expense (benefit) related to items of other comprehensive income (loss)	2		14	3	2
Other comprehensive income (loss), net of tax	55	86	(118)	(35)	78
Comprehensive income	$ 118	$ 164	$ 161	$ 294	$ 341

Condensed Consolidated and Combined Balance Sheets (USD $) In Millions, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 347	$ 318	$ 131
Receivables, less allowances for discounts and doubtful accounts of $32, $37 and $32 in 2012, 2011 and 2010, respectively	761	756	690
Inventories, net	465	426	389
Prepaid and other current assets	117	97	79
Deferred income tax assets	45	45	47
Total current assets	1,735	1,642	1,336
Property, plant and equipment, net	468	463	454
Goodwill	1,631	1,610	1,437
Other intangible assets, net	502	505	416
Other non-current assets	177	173	92
Total assets	4,513	4,393	3,735
Current liabilities:
Accounts payable	329	322	309
Accrued and other current liabilities	486	490	340
Short-term borrowings and current maturities of long-term debt	4	5
Total current liabilities	819	817	649
Long-term debt	1,202	1,201	4
Accrued postretirement benefits	320	316	163
Deferred income tax liability	155	165	99
Other non-current accrued liabilities	68	67	101
Total liabilities	2,564	2,566	1,016
Commitments and contingencies (Note 14)
Stockholders' equity:
Common Stock-par value $0.01 per share: Authorized 750.0 shares, Issued 185.4 shares and 184.6 shares in 2012 and 2011, respectively	2	2
Capital in excess of par value	1,687	1,663
Retained earnings	84	40
Parent company investments			2,682
Treasury stock-at cost 0.1 shares and 0 shares in 2012 and 2011, respectively	(1)
Accumulated other comprehensive income	177	122	37
Total stockholders' equity	1,949	1,827	2,719
Total liabilities and stockholders' equity	$ 4,513	$ 4,393	$ 3,735

Condensed Consolidated and Combined Balance Sheets (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Consolidated and Combined Balance Sheets [Abstract]
Allowances for discounts and doubtful accounts on receivables	$ 32	$ 37	$ 32
Common Stock, par value	$ 0.01	$ 0.01	$ 0.01
Common Stock, shares authorized	750	750	750
Common Stock, shares issued	185.4	184.6	184.6
Treasury stock, shares	0.1	0

Condensed Consolidated and Combined Statements of Cash Flows (Unaudited) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating Activities
Net income	$ 63	$ 78	$ 279	$ 329	$ 263
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	34	33	137	92	70
Deferred income taxes			8	(31)	(36)
Share-based compensation	5	3	13	9	9
Non-cash separation costs			10
Restructuring charges, net			2	15	31
Payments of restructuring		(5)	(7)	(22)	(40)
Changes in assets and liabilities (net of acquisitions):
Changes in receivables	7	(3)	(61)	(45)	45
Changes in inventories	(31)	(16)	(18)	7	62
Changes in accounts payable	14	(31)	(9)	41	(38)
Changes in accrued liabilities	(25)	(5)	53	12	(11)
Changes in accrued taxes	3	11	56	(17)	(1)
Net changes in other assets and liabilities	(9)	6	(14)	5	16
Net Cash-Operating activities	61	71	449	395	370
Investing Activities
Capital expenditures	(31)	(19)	(126)	(94)	(62)
Proceeds from the sale of property, plant and equipment	2	2	11	4	11
Acquisitions of businesses and assets, net of cash acquired			(309)	(1,004)	(33)
Other, net		(1)	1	1
Net Cash-Investing activities	(29)	(18)	(423)	(1,093)	(84)
Financing Activities
Net transfer (to)/from former parent	(6)	(33)	(995)	745	(292)
Issuance of short-term debt	3		5
Issuance of senior notes, net of discount			1,198
Principal payments of debt and capital lease obligations	(3)		(8)
Purchase of common stock	(1)
Proceeds from exercise of employee stock options	16		1
Payments of debt issuance costs			(10)
Tax impact from equity compensation activity	(1)
Dividends paid	(19)		(19)
Other, net	1
Net Cash-Financing activities	(10)	(33)	172	745	(292)
Effect of exchange rate changes on cash	7	3	(11)	3	6
Net change in cash and cash equivalents	29	23	187	50
Cash and cash equivalents at beginning of year	318	131	131	81	81
Cash and cash equivalents at end of year	347	154	318	131	81
Cash paid during the period for:
Interest	11
Income taxes (net of refunds received)	$ 18	$ 9	$ 64	$ 110	$ 52

Consolidated and Combined Statements of Changes in Stockholders' Equity (USD $) In Millions	Total	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Parent Company Investment
Beginning Balance at Dec. 31, 2008	$ 1,636				$ (6)	$ 1,642
Comprehensive income	341				78	263
Change in parent company investment	(290)					(290)
Ending Balance at Dec. 31, 2009	1,687				72	1,615
Comprehensive income	294				(35)	329
Change in parent company investment	738					738
Ending Balance at Dec. 31, 2010	2,719				37	2,682
Comprehensive income	161			59	(118)	220
Assumption of accumulated unrealized gains (losses) on postretirement benefit plans, net of tax of $32	(73)				(73)
Contributed currency translation adjustment	276				276
Change in parent company investment	(1,240)					(1,240)
Conversion of net investment		2	1,660			(1,662)
Cash dividends paid ($0.1012 per share)	(19)			(19)
Stock incentive plans and related tax benefits	3		3
Ending Balance at Dec. 31, 2011	$ 1,827	$ 2	$ 1,663	$ 40	$ 122

Consolidated and Combined Statements of Changes in Stockholders' Equity (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Tax effect of assumption of accumulated unrealized gains (losses) on postretirement benefit plans	$ 32
Cash dividends paid per share	$ 0.1012
Retained Earnings
Cash dividends paid per share	$ 0.1012
Accumulated Other Comprehensive Income (Loss)
Tax effect of assumption of accumulated unrealized gains (losses) on postretirement benefit plans	$ 32

Background and Basis of Presentation	3 Months Ended
Mar. 31, 2012
Background and Basis of Presentation/Summary of Significant Accounting Policies [Abstract]
Background and Basis of Presentation

Note 1. Background and Basis of Presentation

Background

Xylem Inc. (“Xylem” or the “Company”) is a leading equipment and service provider for water and wastewater applications with a broad portfolio of products and services addressing the full cycle of water, from collection, distribution and use to the return of water to the environment. Xylem operates in two segments, Water Infrastructure and Applied Water. The Water Infrastructure segment focuses on the transportation, treatment and testing of water, offering a range of products including water and wastewater pumps, treatment and testing equipment, and controls and systems. The Applied Water segment encompasses all the uses of water and focuses on the residential, commercial, industrial and agricultural markets. The segment’s major products include pumps, valves, heat exchangers, controls and dispensing equipment. Xylem Inc. (f/k/a ITT WCO, Inc.) was incorporated in Indiana on May 4, 2011. The name of the Company was changed from ITT WCO, Inc. to Xylem Inc. on July 14, 2011.

On October 31, 2011, ITT Corporation (“ITT”) completed the Spin-off of Xylem, formerly ITT’s water equipment and services businesses (the “Spin-off”). Effective as of 12:01 a.m., Eastern time on October 31, 2011 (the “Distribution Date”), the common stock of Xylem was distributed, on a pro rata basis, to ITT’s shareholders of record as of the close of business on October 17, 2011 (the “Record Date”). On the Distribution Date, each of the shareholders of ITT received one share of Xylem common stock for every one share of common stock of ITT held on the Record Date.

The Spin-off was completed pursuant to the Distribution Agreement, dated as of October 25, 2011 (the “Distribution Agreement”), among ITT, Exelis Inc. (“Exelis”) and Xylem. After the Distribution Date, ITT did not beneficially own any shares of Xylem common stock and, following such date, financial results of Xylem will not be consolidated in ITT’s financial reporting. Xylem’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission (“SEC”) was declared effective on October 6, 2011. Xylem’s common stock began “regular-way” trading on the New York Stock Exchange on November 1, 2011 under the symbol “XYL”.

Hereinafter, except as otherwise indicated or unless the context otherwise requires, “Xylem,” “we,” “us,” “our” and “the Company” refer to Xylem Inc. and its subsidiaries. References in the notes to the condensed consolidated and combined financial statements to “ITT” or “parent” refer to ITT Corporation and its consolidated subsidiaries (other than Xylem Inc.).

Basis of Presentation

The interim condensed consolidated and combined financial statements reflect our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States of America (“GAAP”). All intracompany transactions between our businesses have been eliminated. On and prior to October 31, 2011, our financial position, results of operations and cash flows consisted of the water equipment and services businesses of ITT Corporation (“WaterCo”) and have been derived from ITT’s historical accounting records and are presented on a carve-out basis through the Distribution Date, while our financial results for Xylem post Spin-off are prepared on a stand-alone basis. As such, our Condensed Consolidated and Combined Statements of Income, Comprehensive Income, and Cash Flows for the three months ended March 31, 2012 consist of the consolidated results of Xylem on a stand-alone basis and for the three months ended March 31, 2011 consist entirely of the combined results of WaterCo on a carve-out basis.

For periods prior to the Spin-off, our condensed consolidated and combined financial statements include expense allocations for (i) certain corporate functions historically provided by ITT, including, but not limited to, finance, legal, information technology, human resources, communications, ethics and compliance, and shared services, (ii) employee benefits and incentives, and (iii) share-based compensation. These expenses have been allocated to us on the basis of direct usage when identifiable, with the remainder allocated on the basis of revenue, headcount or other measures.

Both we and ITT consider the basis on which the expenses have been allocated to be a reasonable reflection of the utilization of services provided to or the benefit received by us during the periods presented. The allocations may not, however, reflect the expense we would have incurred as an independent, publicly traded company for the periods presented. Actual costs that may have been incurred if we had been a stand-alone company would depend on a number of factors, including the chosen organizational structure, what functions were outsourced or performed by employees and strategic decisions made in areas such as information technology and infrastructure. Pursuant to the Spin-off, we have performed these functions using our own resources or purchased services, certain of which have been provided by ITT and Exelis under the Transition Services Agreement, at a cost of approximately $1 million per quarter that is expected to extend for a period of 3 to 24 months from the Distribution Date in most circumstances.

The unaudited interim condensed combined financial statements have been prepared pursuant to the rules and regulations of the SEC and, in the opinion of management, reflect all adjustments (which include normal recurring adjustments) considered necessary for a fair presentation of the financial position, results of operations, and cash flows for the periods presented. Certain information and note disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to such SEC rules. We believe that the disclosures made are adequate to make the information presented not misleading. We consistently applied the accounting policies described in our Annual Report on Form 10-K for the year ended December 31, 2011 (“2011 Annual Report”) in preparing these unaudited financial statements, with the exception of accounting standard updates described in Note 2 adopted on January 1, 2012. These financial statements should be read in conjunction with the audited consolidated and combined financial statements and the notes thereto included in our 2011 Annual Report.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Estimates are revised as additional information becomes available. Estimates and assumptions are used for, but not limited to, postretirement obligations and assets, revenue recognition, income tax contingency accruals and valuation allowances, goodwill impairment testing and contingent liabilities. Actual results could differ from these estimates. Additionally, our interim condensed consolidated and combined financial statements may not be indicative of our future performance.

Our quarterly financial periods end on the Saturday closest to the last day of the calendar quarter, except for the fourth quarter which ends on December 31st. For ease of presentation, the quarterly financial statements included herein are described as ending on the last day of the calendar quarter.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Background and Basis of Presentation/Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

Note 1. Summary of Significant Accounting Policies

Xylem Inc. (“Xylem” or the “Company”) is a leading equipment and service provider for water and wastewater applications with a broad portfolio of products and services addressing the full cycle of water, from collection, distribution and use to the return of water to the environment. Xylem operates in two segments, Water Infrastructure and Applied Water. The Water Infrastructure segment focuses on the transportation, treatment and testing of water, offering a range of products including water and wastewater pumps, treatment and testing equipment, and controls and systems. The Applied Water segment encompasses all the uses of water and focuses on the residential, commercial, industrial and agricultural markets. The segment’s major products include pumps, valves, heat exchangers, controls and dispensing equipment. Xylem Inc. (f/k/a ITT WCO, Inc.) was incorporated in Indiana on May 4, 2011. The name of the Company was changed from ITT WCO, Inc. to Xylem Inc. on July 14, 2011.

On October 31, 2011, ITT Corporation (“ITT”) completed the previously announced Spin-off (the “Spin-off”) of Xylem, formerly ITT’s water equipment and services businesses. Effective as of 12:01 a.m., Eastern time on October 31, 2011 (the “Distribution Date”), the common stock of Xylem was distributed, on a pro rata basis, to ITT’s shareholders of record as of the close of business on October 17, 2011 (the “Record Date”). On the Distribution Date, each of the shareholders of ITT received one share of Xylem common stock for every one share of common stock of ITT held on the Record Date. The Spin-off was completed pursuant to the Distribution Agreement, dated as of October 25, 2011 (the “Distribution Agreement”), among ITT, Exelis Inc. (“Exelis”) and Xylem. After the Distribution Date, ITT did not beneficially own any shares of Xylem common stock and, following such date, financial results of Xylem will not be consolidated in ITT’s financial reporting. Xylem’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission (“SEC”) was declared effective on October 6, 2011. Xylem’s common stock began “regular-way” trading on the New York Stock Exchange on November 1, 2011 under the symbol “XYL”.

Hereinafter, except as otherwise indicated or unless the context otherwise requires, “Xylem,” “we,” “us,” “our” and “the Company” refer to Xylem Inc. and its subsidiaries. References in the notes to the consolidated and combined financial statements to “ITT” or “parent” refers to ITT Corporation and its consolidated subsidiaries (other than Xylem Inc.).

Basis of Presentation

The consolidated and combined financial statements reflect our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States of America (“GAAP”). All intracompany transactions between our businesses have been eliminated. On and prior to October 31, 2011, our financial position, results of operations and cash flows consisted of the water equipment and services businesses of ITT Corporation (“WaterCo”) and have been derived from ITT’s historical accounting records and are presented on a carve-out basis through our Distribution Date, while our financial results for Xylem post Spin-off are prepared on a stand-alone basis. As such, our Consolidated and Combined Statements of Income and Cash Flows for the twelve months ended December 31, 2011 consist of the consolidated results of Xylem on a stand-alone basis for two months of November and December and the combined results of operations of WaterCo for ten months on a carve-out basis. The twelve months ended December 31, 2010 and 2009 consist entirely of the combined results of WaterCo on a carve-out basis.

For periods prior to the Spin-off, our consolidated and combined financial statements include expense allocations for (i) certain corporate functions historically provided by ITT, including, but not limited to, finance, legal, information technology, human resources, communications, ethics and compliance, and shared services, (ii) employee benefits and incentives, and (iii) share-based compensation. These expenses have been allocated to us on the basis of direct usage when identifiable, with the remainder allocated on the basis of revenue, headcount or other measures.

Both we and ITT consider the basis on which the expenses have been allocated to be a reasonable reflection of the utilization of services provided to or the benefit received by us during the periods presented. The allocations may not, however, reflect the expense we would have incurred as an independent, publicly traded company for the periods presented. Actual costs that may have been incurred if we had been a stand-alone company would depend on a number of factors, including the chosen organizational structure, what functions were outsourced or performed by employees and strategic decisions made in areas such as information technology and infrastructure. Following the Spin-off, we will perform these functions using our own resources or purchased services, certain of which may be provided by ITT under the Transition Services Agreement that is expected to extend for a period of 3 to 24 months from the Distribution Date in most circumstances.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Estimates are revised as additional information becomes available. Estimates and assumptions are used for, but not limited to, postretirement obligations and assets, revenue recognition, income tax contingency accruals and valuation allowances, goodwill impairment testing and contingent liabilities. Actual results could differ from these estimates.

Consolidation Principles

We consolidate companies in which we have a controlling financial interest or when Xylem is considered the primary beneficiary of a variable interest entity. We account for investments in companies over which we have the ability to exercise significant influence but do not hold a controlling interest under the equity method, and we record our proportionate share of income or losses in the Consolidated and Combined Income Statements. Equity method investments are reviewed for impairment when events or circumstances indicate the investment may be other-than-temporarily impaired. This requires significant judgment, including an assessment of the investee’s financial condition, the possibility of subsequent rounds of financing, and the investee’s historical and projected results of operations and cash flows. If the actual results of operations or cash flows for the investee are significantly different from projections, we may incur future charges for the impairment of these investments.

Foreign Currency Translation

The national currencies of our foreign companies are generally the functional currencies. Balance sheet accounts are translated at the exchange rate in effect at the end of each period; income statement accounts are translated at the average rates of exchange prevailing during the period. Gains and losses on foreign currency translations are reflected in the cumulative translation adjustments component of shareholders’ equity. Net gains or losses from foreign currency transactions are reported currently in selling, general and administrative expenses.

Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, the price is fixed or determinable, collectability is reasonably assured and delivery has occurred or services have been rendered. For product sales, other than long-term construction-type contracts, we recognize revenue at the time title and risks and rewards of ownership pass, which is generally when products are shipped. Certain contracts with customers require delivery, installation, testing, certification or other acceptance provisions to be satisfied before revenue is recognized. We recognize revenue on product sales to channel partners, including resellers, distributors or value-added solution providers at the time of sale when the channel partners have economic substance apart from Xylem and Xylem has completed its obligations related to the sale. Revenue from the rental of equipment is recognized over the rental period. Service revenue is recognized as services are performed.

For agreements that contain multiple deliverables, we recognize revenue based on the relative selling price if the deliverable has stand-alone value to the customer and, in arrangements that include a general right of return relative to the delivered element, performance of the undelivered element is considered probable and substantially in the Company’s control. The selling price for a deliverable is based on vendor-specific objective evidence of selling price (“VSOE”), if available, third-party evidence of selling price (“TPE”), if VSOE is not available, or best estimated selling price (“BESP”), if neither VSOE nor TPE is available.

The deliverables in our arrangements with multiple elements include various products and may include related services, such as installation and start-up services. We allocate arrangement consideration based on the relative selling prices of the separate units of accounting determined in accordance with the hierarchy described above. For deliverables that are sold separately, we establish VSOE based on the price when the deliverable is sold separately. We establish TPE, generally for services, based on prices similarly situated customers pay for similar services from third-party vendors. For those deliverables for which we are unable to establish VSOE or TPE, we estimate the selling price considering various factors including market and pricing trends, geography, product customization, and profit objectives. Revenue for multiple element arrangements is recognized when the appropriate revenue recognition criteria for the individual deliverable have been satisfied.

Certain businesses enter into long-term construction-type sales contracts for which revenue is recognized under the percentage-of-completion method based upon percentage of costs incurred to total estimated costs.

Shipping and Handling Costs

Shipping and handling costs are recorded as a component of costs of sales.

Share-Based Compensation

Share-based awards issued to employees include non-qualified stock options, restricted stock awards and certain liability-based awards. Compensation costs resulting from share-based payment transactions are recognized primarily within selling, general and administrative expenses, at fair value over the requisite service period (typically three years) on a straight-line basis. The calculated compensation cost is adjusted based on an estimate of awards ultimately expected to vest. The fair value of a non-qualified stock option is determined on the date of grant using a binomial lattice pricing model incorporating multiple and variable assumptions over time, including assumptions such as employee exercise patterns, stock price volatility and changes in dividends. The fair value of restricted stock awards is determined using the closing price of our common stock on date of grant. The fair value of certain liability-based awards is remeasured at the end of each reporting period.

Research and Development

We conduct research and development activities, which consists primarily of the development of new products, product applications, and manufacturing processes. These costs are charged to expense as incurred.

Exit and Disposal Costs

We periodically initiate management approved restructuring activities to achieve cost savings through reduced operational redundancies and to strategically position ourselves in the market in response to prevailing economic conditions and associated customer demand. Costs associated with restructuring actions can include severance, infrastructure charges to vacate facilities or consolidate operations, contract termination costs and other related charges. For involuntary separation plans, a liability is recognized when it is probable and reasonably estimable. For voluntary separation plans, a liability is recognized when the employee irrevocably accepts the voluntary termination. For one-time termination benefits, such as additional severance pay or benefit payouts, and other exit costs, such as lease termination costs, the liability is measured and recognized initially at fair value in the period in which the liability is incurred, with subsequent changes to the liability recognized as adjustments in the period of change. We recognized restructuring expense of $2 million, $15 million, and $31 million for 2011, 2010 and 2009, respectively, related to severance and certain other charges. The 2009 charge relates to severance charges associated with an action to reduce headcount across our businesses in response to declining economic conditions. The charges by segment were: Water Infrastructure $15 million, Applied Water $15 million, and Corporate and other $1 million. As of December 31, 2011, we consider these restructuring initiatives to be substantially completed, with a remaining liability of $1 million.

Deferred Financing Costs

Deferred financing costs represent costs incurred in conjunction with our debt financing activities and are capitalized in other assets and amortized over the life of the related financing arrangements. If the debt is retired early, the related unamortized deferred financing costs are written off in the period the debt is retired and are recorded in the statement of operations under the caption “other non-operating income, net.”

Income Taxes

Income taxes are calculated using the asset and liability method. Deferred tax assets and liabilities are determined based on the estimated future tax effects of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities, as measured by the current enacted tax rates.

We maintain valuation allowances when it is more likely than not that all or a portion of a deferred asset will not be realized. The valuation allowance is intended in part to provide for the uncertainty regarding the ultimate utilization of our U.S. capital loss carryforwards, U.S. foreign tax credit carryovers, and foreign net operating loss carryforwards. In determining whether a valuation allowance is warranted, we consider all positive and negative evidence and all sources of taxable income such as prior earnings history, expected future earnings, carryback and carryforward periods and tax strategies to estimate if sufficient future taxable income will be generated to realize the deferred tax asset. The assessment of the adequacy of our valuation allowance is based on our estimates of taxable income by jurisdiction in which we operate and the period over which our deferred tax assets will be recoverable. In the event that actual results differ from these estimates, or we adjust these estimates in future periods for current trends or expected changes in our estimating assumptions, we may need to modify the level of valuation allowance which could materially impact our business, financial condition and results of operations.

Our effective tax rate reflects the impact of certain undistributed foreign earnings for which we have not provided U.S. taxes because we plan to reinvest such earnings indefinitely outside the United States. We plan foreign earnings remittance amounts based on projected cash flow needs, as well as the working capital and long-term investment requirements of our foreign subsidiaries and our domestic operations. Based on these assumptions, we estimate the amount we will distribute to the United States and provide the U.S. federal taxes due on these amounts. Material changes in our estimates of cash, working capital and long-term investment requirements in the various jurisdictions in which we do business could impact our effective tax rate.

Tax benefits are recognized for an uncertain tax position when, in management’s judgment, it is more likely than not that the position will be sustained upon examination by a taxing authority. For a tax position that meets the more-likely-than-not recognition threshold, the tax benefit is measured as the largest amount that is judged to have a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority. The liability associated with unrecognized tax benefits is adjusted periodically due to changing circumstances and when new information becomes available. Such adjustments are recognized entirely in the period in which they are identified. The effective tax rate includes the net impact of changes in the liability for unrecognized tax benefits and subsequent adjustments as considered appropriate by management. While it is often difficult to predict the final outcome or the timing of resolution of any particular tax matter, we believe our liability for unrecognized tax benefits is adequate. Interest and penalties recognized on the liability for unrecognized tax benefits are recorded as income tax expense.

Earnings Per Share

We present two calculations of earnings per share (“EPS”). “Basic” earnings per share equals net income divided by weighted average shares outstanding during the period. “Diluted” earnings per share equals net income divided by the sum of weighted average common shares outstanding during the period plus potentially dilutive shares. Potentially dilutive common shares that are anti-dilutive are excluded from net earnings per share.

Basic and Diluted EPS for all periods prior to the Spin-off reflect the number of distributed shares on the Distribution Date, or 184.6 million shares. For our 2011 year to date calculations, these shares are treated as issued and outstanding from January 1, 2011 for purposes of calculating historical basic EPS. At the time of the Spin-off, ITT stock options and restricted stock awards were converted to awards of Xylem, and therefore there were no dilutive securities outstanding for historical periods. For 2011, the Company determined our weighted average dilutive share outstanding assuming that the date of our separation from ITT was the beginning of the period.

The following is a reconciliation of the shares used in calculating basic and diluted net earnings per share.

(in thousands)	2011	2010	2009
Weighted average common shares outstanding	184,574	184,570	184,570
Add: Participating securities (a)	485	—	—
Weighted average common shares outstanding—Basic	185,059	184,570	184,570
Plus incremental shares from assumed conversions: (b)
Dilutive effect of restricted stock	63	—	—
Dilutive effect of stock options	202	—	—

Weighted average common shares outstanding—Diluted	185,324	184,570	184,570

(a)	Restricted stock awards containing rights to non-forfeitable dividends which participate in undistributed earnings with common shareholders are considered participating securities for purposes of computing earnings per share.
(b)	Incremental shares from stock options and restricted stock are computed by the treasury stock method. The average shares listed below were not included in the computation of diluted earnings per share because to do so would have been anti-dilutive for the periods presented or because they were excluded under the treasury stock method. The treasury stock method calculates dilution assuming the exercise of all in-the-money options and vesting of restricted stock awards, reduced by the repurchase of shares with the proceeds from the exercise, unrecognized compensation expense for those awards and the estimated tax benefit of the assumed exercises.

(in millions)	2011	2010	2009
Stock options	4.4	—	—
Restricted shares	0.7	—	—

Cash Equivalents

We consider all liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Receivables and Allowance for Doubtful Accounts and Cash Discounts

Trade receivables primarily comprise uncollected amounts owed to us from transactions with customers and are presented net of allowances for doubtful accounts and cash discounts.

We determine our allowance for doubtful accounts using a combination of factors to reduce our trade receivable balances to their estimated net realizable amount. We maintain an allowance for doubtful accounts based on a variety of factors, including the length of time receivables are past due, macroeconomic trends and conditions, significant one-time events, historical experience and the financial condition of customers. We record a specific reserve for individual accounts when we become aware of specific customer circumstances, such as in the case of bankruptcy filings or deterioration in the customer’s operating results or financial position. The past due or delinquency status of a receivable is based on the contractual payment terms of the receivable. If circumstances related to the specific customer change, we adjust estimates of the recoverability of receivables as appropriate. We determine our allowance for cash discounts primarily based on historical experience with customers.

Credit risk with respect to accounts receivable is generally diversified due to the large number of entities comprising our customer base and their dispersion across many different geographical regions. We perform ongoing credit evaluations of the financial condition of our third-party distributors, resellers and other customers and require collateral, such as letters of credit and bank guarantees, in certain circumstances. As of December 31, 2011 and 2010 we do not believe we have any significant concentrations of credit risk.

Inventories

Inventories, which include the costs of material, labor and overhead, are stated at either the lower of cost or market using either the first-in, first-out (FIFO) method or the last-in, first-out (LIFO) method. Certain inventories are accounted under the LIFO method primarily because this method was elected for tax purposes. Inventories valued under the LIFO method represent 9% and 8% of total 2011 and 2010 inventories, respectively. If inventories valued using the LIFO method had been valued under the FIFO method, they would have been higher by $7 million and $6 million for December 31, 2011 and 2010, respectively. Estimated losses from obsolete and slow-moving inventories are recorded to reduce inventory values to their estimated net realizable value. Our manufacturing operations recognize costs of sales using standard costs with full overhead absorption, which generally approximates actual cost.

Property, Plant and Equipment

These assets are recorded at historical cost and are depreciated using the straight-line method of depreciation over the estimated useful lives as follows:

Estimated Life
Buildings and improvements	5 to 40 years
Machinery and equipment	2 to 10 years
Furniture and fixtures	3 to 7 years
Equipment held for lease or rental	2 to 10 years

Leasehold improvements are depreciated over the shorter of the estimated useful life or the term of the lease. Costs related to maintenance and repairs which do not prolong the assets useful lives are expensed as incurred.

We assess our property, plant and equipment to be held and used for impairment when indicators are present that the carrying value may not be recoverable. Should projected undiscounted future cash flows be less than the carrying amount of the asset or asset group, an impairment charge reducing the carrying amount to fair value is required.

Goodwill and Intangible Assets

Goodwill represents purchase consideration paid in a business combination that exceeds the values assigned to the net assets of acquired businesses. Intangible assets include customer relationships, proprietary technology, brands and trademarks, patents and other intangible assets. Intangible assets with a finite life are amortized on a straight-line basis over an estimated economic useful life which ranges from 10 to 40 years and is included in selling, general and administrative expense. Certain of our intangible assets have an indefinite life and are not amortized, namely certain brands and trademarks.

Long-Lived Asset Impairment

Long-lived assets, including intangible assets with finite lives, are amortized and tested for impairment whenever events or changes in circumstances indicate their carrying value may not be recoverable. We assess the recoverability of long-lived assets based on the undiscounted future cash flow the assets are expected to generate and recognize an impairment loss when estimated undiscounted future cash flows expected to result from the use of the asset plus net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. When an impairment is identified, we reduce the carrying amount of the asset to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values.

Goodwill and indefinite-lived intangible assets are not amortized, but rather are tested for impairment annually (or more frequently if impairment indicators arise, such as changes to the reporting unit structure, significant adverse changes in the business climate or an adverse action or assessment by a regulator). We conduct our annual impairment testing on the first day of our fourth quarter. For goodwill, the impairment test is a two-step test. In the first step, the estimated fair value of each reporting unit is compared to the carrying value of the net assets assigned to that reporting unit. If the estimated fair value of the reporting unit exceeds its carrying value, goodwill is not impaired and the second step of the impairment test is not performed. If the carrying value of the reporting unit exceeds its estimated fair value, then the second step of the impairment test is performed in order to measure the impairment loss to be recorded, if any. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, then we record an impairment loss equal to the difference. We estimate the fair value of our reporting units and indefinite-lived intangible assets using an income approach. Under the income approach, we estimate fair value based on the present value of estimated future cash flows.

Product Warranties

We accrue for the estimated cost of product warranties at the time revenue is recognized and record it as a component of cost of sales. Our product warranty liability reflects our best estimate of probable liability under the terms and conditions of our product warranties offered to customers. We estimate the liability based on our standard warranty terms, the historical frequency of claims and the cost to replace or repair our products under warranty. Factors that impact our warranty liability include the number of units sold, the length of warranty term, historical and anticipated rates of warranty claims and cost per claim. We assess the adequacy of our recorded warranty liabilities quarterly and adjust amounts as necessary.

Postretirement Benefit Plans

The determination of defined benefit pension and postretirement plan obligations and their associated costs requires the use of actuarial computations to estimate participant plan benefits to which the employees will be entitled. The significant assumptions primarily relate to discount rates, expected long-term rates of return on plan assets, rate of future compensation increases, mortality, termination, and other factors. We develop each assumption using relevant company experience in conjunction with market-related data for each individual country in which such plans exist. All actuarial assumptions are reviewed annually with third-party consultants and adjusted as necessary. For the recognition of net periodic postretirement cost, the calculation of the expected long-term rate of return on plan assets is generally derived using a market-related value of plan assets based on average asset values at the measurement date over the last five years. Actual results that differ from our assumptions are accumulated and amortized on a straight line basis only to the extent they exceed 10% of the higher of the market-related value or the projected benefit obligation, over the estimated remaining service period of active participants, or for plans with all or substantially all inactive active participants, over the average remaining life expectancy. The fair value of plan assets is determined based on market prices or estimated fair value at the measurement date. See Note 12, “Postretirement Benefit Plans,” for further information.

Business Combinations

We allocate the purchase price of acquisitions to the tangible and intangible assets acquired, liabilities assumed, and non-controlling interests acquired based on their estimated fair value at the acquisition date. Changes to the acquisition date fair values prior to the expiration of the measurement period, a period not to exceed 12 months from date of acquisition, are recorded as an adjustment to the associated goodwill. Changes to the acquisition date fair values after expiration of the measurement period are recorded in earnings. The excess of the acquisition price over those estimated fair values is recorded as goodwill. Acquisition-related expenses and restructuring costs, if any, are recognized separately from the business combination and are expensed as incurred.

Commitments and Contingencies

We record accruals for commitments and loss contingencies for those which are both probable and the amount can be reasonably estimated. In addition, legal fees are accrued for cases where a loss is probable and the related fees can be reasonably estimated. Significant judgment is required to determine both probability and the estimated amount of loss. We review these accruals quarterly and adjust the accruals to reflect the impact of negotiations, settlements, rulings, advice of legal counsel, and other current information.

Accruals for environmental matters are recorded on a site-by-site basis when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated, based on current law and existing technologies. Our estimated liability is reduced to reflect the anticipated participation of other potentially responsible parties in those instances where it is probable that such parties are legally responsible and financially capable of paying their respective shares of the relevant costs. These accruals are reviewed quarterly and are adjusted as assessment and remediation efforts progress or as additional technical or legal information becomes available. Actual costs to be incurred at identified sites in future periods may vary from the estimates, given inherent uncertainties in evaluating environmental exposures. Accruals for environmental liabilities are primarily included in other non-current liabilities at undiscounted amounts and exclude claims for recoveries from insurance companies or other third parties.

Concentrations of Credit Risk

Financial instruments that potentially subject us to significant concentrations of credit risk consist principally of cash and cash equivalents, and accounts receivable from trade customers. We maintain cash and cash equivalents and derivative contracts with various financial institutions. These financial institutions are located in many different geographical regions, and our policy is designed to limit exposure with any one institution. As part of our cash and risk management processes, we perform periodic evaluations of the relative credit standing of the financial institutions. We have not sustained any material credit losses during the previous three years from instruments held at financial institutions. We may utilize forward contracts to protect against the effects of foreign currency fluctuations. Such contracts involve the risk of non-performance by the counterparty. Credit risk with respect to accounts receivable is generally diversified due to the large number of entities comprising our customer base and their dispersion across many different industries and geographic regions. We perform ongoing credit evaluations of the financial condition of our third-party distributors, resellers and other customers and require collateral, such as letters of credit and bank guarantees, in certain circumstances.

Substantially all of the cash and cash equivalents, including foreign cash balances, at December 31, 2011 and 2010 were uninsured. Foreign cash balances at December 31, 2011 and 2010 were $279 million and $131 million, respectively.

Fair Value Measurements

We determine fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We use a hierarchical structure to prioritize the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1), then to quoted market prices for similar assets or liabilities in active markets (Level 2) and gives the lowest priority to unobservable inputs (Level 3).

Recently Issued Accounting Pronouncements	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Recently Issued Accounting Pronouncements [Abstract]
Recently Issued Accounting Pronouncements

Note 2. Recently Issued Accounting Pronouncements

Recently Adopted Pronouncements

In September 2011, in conjunction with the assessment of the impairment of goodwill, the Financial Accounting Standards Board (“FASB”) provided companies with the option to make an initial qualitative evaluation, based on the entity’s events and circumstances, to determine the likelihood of goodwill impairment. The results of this qualitative assessment determine whether it is necessary to perform the required two-step impairment test. If it is more likely than not that the fair value of a reporting unit is less than its carrying amount, a company would be required to perform the two-step impairment test. On January 1, 2012, we adopted this guidance on a prospective basis. The adoption of the guidance is not expected to have a material impact on our financial condition, results of operations or cash flows.

In June 2011, the FASB issued authoritative guidance surrounding the presentation of comprehensive income, with an objective of increasing the prominence of items reported in other comprehensive income (“OCI”). The guidance requires most entities to present items of net income and other comprehensive income either in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive, statements of net income and other comprehensive income. We have adopted this guidance with retrospective application as of January 1, 2012, and have presented total comprehensive income in our Condensed Consolidated and Combined Statements of Income and Comprehensive Income.

In May 2011, the FASB issued guidance intended to achieve common fair value measurements and related disclosures between U.S. GAAP and international accounting standards. The amendments primarily clarify existing fair value guidance and are not intended to change the application of existing fair value measurement guidance. However, the amendments include certain instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. On January 1, 2012, we adopted this guidance. The adoption of the guidance did not have a material impact on our financial condition, results of operations or cash flows.

Note 2. Recently Issued Accounting Pronouncements

Recently Adopted Pronouncements

In June 2011, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance surrounding the presentation of comprehensive income, with an objective of increasing the prominence of items reported in other comprehensive income (“OCI”). The guidance requires most entities to present items of net income and other comprehensive income either in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive, statements of net income and other comprehensive income. We have adopted this guidance with retrospective application as of January 1, 2012, and have presented total comprehensive income in our Consolidated and Combined Statements of Income and Comprehensive Income.

In December 2010, the FASB issued additional guidance applicable to the testing of goodwill for potential impairment. Specifically, for reporting units with zero or negative carrying amounts, an entity is required to perform the second step of the goodwill impairment test (a comparison between the carrying amount of a reporting unit’s goodwill to its implied fair value) if it is more likely than not that a goodwill impairment exists, considering any adverse qualitative factors. This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. As of the date of our most recent goodwill impairment test, none of our reporting units would have been affected by the application of this guidance as each reporting unit had a carrying amount that exceeded zero.

In April 2010, the FASB issued authoritative guidance permitting use of the milestone method of revenue recognition for research or development arrangements that contain payment provisions or consideration contingent on the achievement of specified events. On January 1, 2011, we adopted the new guidance on a prospective basis. The adoption of this guidance did not have a material impact on our financial condition, results of operations or cash flows.

In October 2009, the FASB issued amended guidance on the accounting for revenue arrangements that contain multiple elements by eliminating the criteria that objective and reliable evidence of fair value for undelivered products or services needs to exist in order to be able to account separately for deliverables and eliminating the use of the residual method of allocating arrangement consideration. The amendments establish a hierarchy for determining the selling price of a deliverable and will allow for the separation of products and services in more instances than previously permitted.

We adopted the new multiple element guidance effective January 1, 2011 for new arrangements entered into or arrangements materially modified on or after that date on a prospective basis. In connection with the adoption of the revised multiple element arrangement guidance, we revised our revenue recognition accounting policies. For multiple deliverable arrangements entered into or materially modified on or after January 1, 2011, we recognize revenue for a delivered element based on the relative selling price if the deliverable has stand-alone value to the customer and, in arrangements that include a general right of return relative to the delivered element, performance of the undelivered element is considered probable and substantially in the Company’s control. The selling price for a deliverable is based on vendor-specific objective evidence of selling price (“VSOE”), if available, third-party evidence of selling price (“TPE”), if VSOE is not available, or best estimated selling price (“BESP”), if neither VSOE nor TPE is available.

The deliverables in our arrangements with multiple elements include various products and may include related services, such as installation and start-up services. For multiple element arrangements entered into or materially modified after adoption of the revised multiple element arrangement guidance, we allocate arrangement consideration based on the relative selling prices of the separate units of accounting determined in accordance with the hierarchy described above. For deliverables that are sold separately, we establish VSOE based on the price when the deliverable is sold separately. We establish TPE, generally for services, based on prices similarly situated customers pay for similar services from third-party vendors. For those deliverables for which we are unable to establish VSOE or TPE, we estimate the selling price considering various factors including market and pricing trends, geography, product customization, and profit objectives. Revenue allocated to products and services is generally recognized as the products are delivered and the services are performed, provided all other revenue recognition criteria have been satisfied. The adoption of the new multiple element guidance did not result in a material change in either the units of accounting or the pattern or timing of revenue recognition. Additionally, the adoption of the revised multiple element arrangement guidance did not have a material impact on our financial condition, results of operations or cash flows.

Pronouncements Not Yet Adopted

In September 2011, the FASB provided companies with the option to make an initial qualitative evaluation, based on the entity’s events and circumstances, to determine the likelihood of goodwill impairment. The results of this qualitative assessment determine whether it is necessary to perform the currently required two-step impairment test. If it is more likely than not that the fair value of a reporting unit is less than its carrying amount, a company would be required to perform the two-step impairment test. This guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. The Company could apply the option to any goodwill impairment test performed after December 31, 2011. The amendments are not expected to have any effect on the Company’s consolidated and combined financial statements.

In May 2011, the FASB issued guidance intended to achieve common fair value measurements and related disclosures between U.S. GAAP and international accounting standards. The amendments primarily clarify existing fair value guidance and are not intended to change the application of existing fair value measurement guidance. However, the amendments include certain instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This guidance is effective for the periods beginning after December 15, 2011 and early application is prohibited. We will adopt these amendments effective January 1, 2012; however, the requirements are not expected to have a material effect on the Company’s consolidated and combined financial statements.

Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions

Note 3. Acquisitions

2011 Acquisitions

YSI Corporation

On September 1, 2011, we acquired 100% of the outstanding shares of YSI Incorporated (“YSI”) for a purchase price of $309 million, net of cash acquired. YSI, which reported 2010 revenue of $101 million, is a leading developer and manufacturer of sensors, instruments, software, and data collection platforms for environmental water monitoring. YSI employs 390 people at facilities in the United States, Europe and Asia. Our financial statements include YSI’s results of operations and cash flows prospectively from September 1, 2011 within the Water Infrastructure segment; however, the acquisition was not material to results of operations and accordingly, pro forma results of operations reflecting YSI’s results prior to acquisition have not been presented.

The purchase price for YSI was allocated to the net tangible and intangible assets acquired and liabilities assumed based on their fair values as of September 1, 2011. The excess of the purchase price over the assets acquired and liabilities assumed was recorded as goodwill. A charge in the amount of $3 million is included in selling, general and administrative expense related to acquisition-related costs.

The following table presents the allocation of the purchase price to the assets acquired and liabilities assumed, based on their fair values (in millions):

Purchase Price		$309

Assets acquired and liabilities assumed:
Accounts receivable	15
Inventory	15
Property, plant and equipment	9
Goodwill	190
Intangible assets	125
Other current and non-current assets	17
Other current and non-current liabilities	(62)

Net assets acquired		$309

Goodwill of $190 million arising from the acquisition consists largely of the planned expansion of YSI to new geographic markets, synergies and economies of scale. The goodwill related to this acquisition has been assigned to our Water Infrastructure segment and is not expected to be deductible for income tax purposes. In addition, of the $125 million that was allocated to intangible assets, $41 million was assigned to customer relationships and will be amortized on a straight line basis over the estimated useful life of 16 years; $35 million was assigned to proprietary technology and will be amortized on a straight line basis over the weighted average useful life of 16 years; and the remaining $49 million of acquired intangible assets was assigned to trademarks, which is not subject to amortization as they were determined to have indefinite useful lives.

2010 Acquisitions

During 2010, we spent an aggregate of approximately $1 billion, net of cash acquired, primarily on the acquisitions of Godwin Pumps of America, Inc. and Godwin Holdings Limited (collectively referred to as Godwin) and Nova Analytics Corporation (Nova). The results of operations and cash flows from our 2010 acquisitions have been included in our consolidated and combined financial statements prospectively from their date of acquisition. With the exception of Godwin, pro forma results of operations for acquisitions completed in 2010 and 2009 have not been presented because they are not significant, either individually or in the aggregate. Due to the significant nature of the Godwin acquisition, pro forma results of operations are presented below as if Godwin was acquired on January 1, 2009.

Godwin Pumps

On August 3, 2010, we acquired 100% of the privately held stock of Godwin for a purchase price of $580 million, net of cash acquired. Godwin is a supplier and servicer of automatic self-priming and on-demand pumping solutions serving the global industrial, construction, mining, municipal, oil and gas and dewatering markets.

The following table presents the allocation of the purchase price to the assets acquired and liabilities assumed, based on their fair values (in millions):

Purchase Price		$580

Assets acquired and liabilities assumed:
Accounts receivable	44
Inventory	56
Property, plant and equipment	82
Deferred income taxes	1
Goodwill	252
Intangible assets	167
Other current and non-current assets	7
Other current and non-current liabilities	(29)

Net assets acquired		$580

Goodwill of $252 million arising from the acquisition consists largely of the value expected to be obtained from the ability to be more competitive through the offering of a more complete dewatering pumps portfolio and from leveraging our current sales, distribution and service network. The goodwill related to this acquisition is recorded in the Water Infrastructure segment, a significant portion of which is expected to be deductible for income tax purposes. In addition, of the $167 million that was allocated to intangible assets, $107 million was assigned to customer relationships and will be amortized on a straight line basis over the estimated useful life of 10 years; $14 million was assigned to proprietary technology and will be amortized on a straight line basis over the weighted average useful life of 20 years; and the remaining $46 million of acquired intangible assets was assigned to trademarks, which is not subject to amortization as they were determined to have indefinite useful lives.

Godwin generated approximately $145 million and $26 million in revenue and pre-tax operating income, respectively, from January 1 through August 2, 2010. Subsequent to our acquisition of Godwin in August 2010, the revenue and expenses of Godwin have been included in our Consolidated and Combined Income Statements. Our 2010 results of operations include revenue and pre-tax operating income from Godwin of $125 million and $16 million, respectively. The following unaudited pro-forma information assumes that the acquisition of Godwin was completed as of January 1, 2009 (in millions):

2009	As Reported	Pre-Acquisition Godwin Operations (a)	Incremental Depreciation and Amortization Expense (b)	Transaction Costs (c)	Income Taxes (d)	Pro Forma
Revenue	$2,849	197				$3,046
Net income	263	50	(16)	—	(15)	282

2010	As Reported	Pre-Acquisition Godwin Operations (a)	Incremental Depreciation and Amortization Expense (b)	Transaction Costs (c)	Income Taxes (d)	Pro Forma
Revenue	$3,202	145				$3,347
Net income	329	25	(10)	3	(6)	341

(a)	Godwin recognized revenue of $197 million and $270 million during 2009 and 2010, respectively.
(b)	Incremental depreciation and amortization expense associated with the purchase price allocation to plant, property and equipment and finite-lived intangible assets recognized as a result of the acquisition.
(c)	Reflects the reversal of transaction costs directly related to the acquisition of Godwin.
(d)	Reflects income tax impact of pro-forma adjustments and change in income tax status of Godwin Pumps of America, Inc.

Nova Analytics

On March 23, 2010, we acquired 100% of the outstanding stock of Nova, for a purchase price of $385 million, net of cash acquired. Nova provides us with analytical instrumentation brands and technologies, which when combined within our Water Infrastructure segment, provide our customers the ability to procure, from a single source, a full suite of transport, treatment and testing products and solutions.

The following table presents the allocation of the purchase price to the assets acquired and liabilities assumed, based on their fair values (in millions):

Purchase Price		$385

Assets acquired and liabilities assumed:
Accounts receivable	16
Inventory	29
Property, plant and equipment	14
Goodwill	232
Intangible assets	164
Other current and non-current assets	6
Deferred income taxes	(53)
Other current and non-current liabilities	(23)

Net assets acquired		$385

Goodwill of $232 million arising from the acquisition consists largely of the planned expansion of the Nova footprint to new geographic markets, synergies and economies of scale. The goodwill related to this acquisition has been assigned to our Water Infrastructure segment and is not expected to be deductible for income tax purposes. In addition, of the $164 million that was allocated to intangible assets, $112 million was assigned to distributor relationships and will be amortized on a straight line basis over the estimated useful life of 20 years; $10 million was assigned to proprietary technology and will be amortized on a straight line basis over the weighted average useful life of 10 years; and the remaining $42 million of acquired intangible assets was assigned to trademarks, which is not subject to amortization as they were determined to have indefinite useful lives.

2009 Acquisitions

During 2009, we spent $33 million, net of cash acquired, on acquisitions that were not material individually or in the aggregate to our results of operations or financial position. The most significant of these acquisitions was Laing GmbH (Laing), which we acquired in May of 2009. Laing, a privately-held producer of energy-efficient circulator pumps primarily used in residential and commercial plumbing and heating, ventilating and air conditioning systems, was fully integrated into the Applied Water segment during 2009.

Separation Costs	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Separation Costs [Abstract]
Separation Costs

Note 3. Separation Costs

The components of non-recurring separation costs incurred as a result of the Spin-off are presented below.

	Three Months Ended March 31,
(in millions)	2012	2011
Rebranding and marketing costs	$2	$—
Employee retention and hiring costs	—	1
Advisory fees and other	3	2

Total separation costs in operating income	5	3
Income tax benefit	(1)	(1)

Total separation costs, net of tax	$4	$2

Note 4. Separation Costs

We had non-recurring pre-tax separation costs of $87 million, or $72 million after tax, during 2011. The components of separation costs incurred during these periods is presented below (in millions).

IT costs	$19
Advisory fees	18
Employee retention and hiring costs	14
Rebranding and marketing costs	13
Lease termination and other real estate costs	10
Non-cash asset impairments (a)	8
Other	5

Total separation costs in operating income	87
Tax-related separation costs	6
Income tax benefit	(21)

Total separation costs, net of tax	$72

(a)	During the third quarter, we recorded an impairment charge of $8 million on one of our facilities in China within our Applied Water segment. Prior to the separation this was a shared facility among certain Xylem and ITT businesses and in connection with the separation, the removal of certain ITT operations triggered an impairment evaluation. The fair value of the applicable assets was calculated using the cost approach.

Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 4. Income Taxes

Our quarterly provision for income taxes is measured using an estimated annual effective tax rate, adjusted for discrete items within periods presented. The comparison of our effective tax rate between periods is significantly impacted by the level and mix of earnings and losses by tax jurisdiction, foreign income tax rate differentials and amount of permanent book-to-tax differences.

The income tax provision for the three months ended March 31, 2012 was $21 million at an effective tax rate of 24.8%, compared to $23 million at an effective tax rate of 22.7% for the same period in 2011. The increase in the effective tax rate for the first quarter of 2012 as compared to the same period in 2011 was primarily due to our geographic mix of earnings and a change in the U.S. earnings in states with higher income tax rates.

Unrecognized Tax Benefits

We recognize tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized from such positions are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement.

The amount of unrecognized tax benefits at March 31, 2012 was $5 million which, if ultimately recognized, will reduce our annual effective tax rate. We do not believe that the unrecognized tax benefits will significantly change within the next twelve months.

We classify interest relating to unrecognized tax benefits as a component of other non-operating income, net and tax penalties as a component of income tax expense in our Condensed Consolidated and Combined Income Statements. As of March 31, 2012, we had less than $1 million of interest accrued for unrecognized tax benefits.

Note 14. Income Taxes

Prior to the Spin-off, Xylem was a member of ITT’s consolidated federal and state tax returns, and therefore current and deferred tax expense has been computed for the Company on a separate return basis. Subsequent to the Spin-off the Company files its own consolidated federal and state tax returns.

The source of pre-tax income and the components of income tax expense are as follows:

(in millions)	2011	2010	2009
Income components:
Domestic	$46	$65	$23
Foreign	337	323	254

Total pre-tax income	$383	$388	$277

Current:
Domestic—federal	$20	$29	$(2)
Domestic—state and local	5	3	—
Foreign	71	58	52

Total Current	96	90	50

Deferred:
Domestic—federal	$21	$(41)	$(44)
Domestic—state and local	3	—	1
Foreign	(16)	10	7

Total Deferred	8	(31)	(36)

Total income tax provision	$104	$59	$14

Effective income tax rate	27.4%	15.2%	5.0%

Reconciliations between taxes at the U.S. federal income tax rate and taxes at our effective income tax rate on earnings before income taxes are as follows:

	2011	2010	2009
Tax provision at U.S. statutory rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
Foreign restructurings	1.5	—	(20.8)
State income taxes	1.3	0.8	0.4
Settlements of tax examinations	(4.7)	(0.3)	(0.7)
Valuation allowance	4.7	(0.8)	(3.2)
Tax exempt interest	(14.6)	(5.7)	(2.2)
Foreign tax rate differential	(4.6)	(5.1)	(4.7)
Repatriation of foreign earnings, net of foreign tax credits	3.7	(8.8)	0.2
Non-deductible separation costs	2.6	—	—
Other—net	2.5	0.1	1.0

Provision for income taxes	27.4%	15.2%	5.0%

Deferred tax assets and liabilities are determined based on temporary differences between the financial reporting and tax bases of assets and liabilities, applying enacted tax rates in effect for the year in which we expect the differences will reverse.

The following is a summary of the components of the net deferred tax assets and liabilities recognized in the accompanying consolidated balance sheets:

(in millions)	2011	2010
Deferred tax assets:
Employee benefits	$132	$33
Accrued expenses	6	24
Loss carryforward	199	76
Inventory	5	3
Foreign tax credit carryforwards	17	51
Other	4	4

	$363	$191

Valuation allowance	(195)	(68)

Net deferred tax asset	$168	$123

Deferred tax liabilities:
Intangibles	$172	$122
Investment in foreign subsidiaries	15	—
Property, plant, and equipment	12	13
Other	21	—

Total deferred tax liabilities	$220	$135

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to realize existing deferred tax assets. On the basis of this evaluation, as of December 31, 2011, a valuation allowance of approximately $195 million has been established to reduce the deferred income tax asset related to certain U.S. and foreign net operating losses and U.S. capital loss carryforwards. During 2011, the valuation allowance increased by $154 million as a result of losses from certain foreign operations, decreased by $93 million as a result of the utilization of certain operating losses and increased by $66 million as a result of net operating losses contributed by ITT.

Deferred taxes are classified in the Consolidated and Combined Balance Sheets as follows:

(in millions)	2011	2010
Current assets	$45	$47
Non-current assets	76	52
Current liabilities	(8)	(12)
Non-current liabilities	(165)	(99)

Total deferred taxes	$(52)	$(12)

Tax attributes available to reduce future taxable income begin to expire as follows:

(in millions)	Amount	First Year of Expiration
U.S. net operating loss	$28	December 31, 2023
State net operating loss	65	December 31, 2012
U.S. tax credits	16	December 31, 2020
Foreign net operating loss	693	December 31, 2013

As of December 31, 2011, we have provided a deferred tax liability of $15 million on the excess of $100 million of financial reporting over the tax basis of investments in certain foreign subsidiaries that has not been permanently reinvested. In addition, we have not provided for deferred taxes on the excess of financial reporting over the tax basis of investments in certain foreign subsidiaries in the amount of $1.5 billion because we plan to reinvest such amounts indefinitely outside the U.S. The determination of the amount of federal and state income taxes is not practicable because of complexities of the hypothetical calculation.

Unrecognized Tax Benefits

We recognize tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such positions are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	2011	2010	2009
Unrecognized tax benefits—January 1	$43	$19	$20
Additions for:
Current year tax positions	—	20	1
Business combinations	—	5	—
Reductions for:
Assumption by ITT	(24)	—	—
Settlements	(14)	(1)	(2)

Unrecognized tax benefits—December 31	$5	$43	$19

During 2011, the amount of unrecognized tax benefits decreased by $24 million as a result of the Spin-off from ITT and the associated Tax Matters Agreement, as described below, which provides that ITT assumes all consolidated tax liabilities and related interest and penalties for the pre-spin period.

The amount of unrecognized tax benefits at December 31, 2011, includes $5 million of unrecognized tax benefits which, if ultimately recognized, will reduce our annual effective tax rate. We do not believe that the unrecognized tax benefits will significantly change within the next twelve months.

In many cases, unrecognized tax benefits are related to tax years that remain subject to examination by the relevant taxing authorities. By virtue of previously filed separate company and consolidated tax returns with ITT, we are routinely under audit by federal, state, local and foreign taxing authorities. These audits include questioning the timing and the amount of deductions and the allocation of income among various tax jurisdictions. Income taxes payable include amounts considered sufficient to pay assessments that may result from examination of prior year returns; however, the amount paid upon resolution of issues raised may differ from the amount provided. Differences between the reserves for tax contingencies and the amounts owed by the company are recorded in the period they become known. Under the Tax Matters Agreement, as discussed below, ITT assumes all consolidated tax liabilities and related interest and penalties for the pre-spin period. The following table summarizes the earliest open tax years by major jurisdiction:

Jurisdiction	Earliest Open Year
Austria	2008
Canada	2008
Germany	2005
Italy	2007
Netherlands	2008
Sweden	2006
United Kingdom	2008
United States	2007

We classify interest relating to unrecognized tax benefits as a component of other non-operating income, net and tax penalties as a component of income tax expense in our Consolidated and Combined Income Statements. During 2011, interest was reduced by $4 million from the assumption by ITT of $2 million and recognition of net interest income of $2 million. As of December 31, 2011, 2010, and 2009, we had less than $1 million, $5 million, and $4 million of interest accrued for unrecognized tax benefits, respectively.

In connection with the Spin-off, Xylem, ITT and Exelis entered into a Tax Matters Agreement. Under the agreement, we may be obligated to make payments to ITT and Exelis under certain conditions. These conditions include a payment to ITT in the event audit settlement payments exceed amounts specified in the agreement. We also may be obligated to make payments in the event the Spin-off is determined to be taxable. Finally, we are obligated to share in the cost of preparing certain tax returns.

Tax Matters Agreement

The Tax Matters Agreement governs the respective rights, responsibilities and obligations of ITT, Xylem and the other Spincos (members of the ITT group that were spun-off, including Xylem are collectively referred to as “Spincos”) with respect to taxes for periods ending on or before the Spin-off. In general, pursuant to the Tax Matters Agreement, ITT will prepare and file the consolidated federal income tax return, and any other tax returns that include ITT (or any of its subsidiaries) and Xylem (or any of its subsidiaries) for all taxable periods ending on or prior to, or including, October 31, 2011, with the appropriate tax authorities, and, except as otherwise set forth below, ITT will pay any taxes relating thereto to the relevant tax authority. In connection with any audit adjustments with respect to such returns, we have agreed to indemnify ITT for a portion of such tax liability to the extent it exceeds an agreed threshold.

We will file all tax returns that include solely Xylem and/or its subsidiaries and any separate company tax returns for Xylem and/or its subsidiaries for all taxable periods ending on or prior to, or including, October 31, 2011, and will pay all taxes due with respect to such tax returns (including any taxes attributable to an audit adjustment with respect to such returns). In general, ITT controls all audits and administrative matters and other tax proceedings relating to the consolidated federal income tax return of the ITT group and any other tax returns for which the ITT group is responsible.

Under the Tax Matters Agreement, we have agreed not to enter into any transaction involving an acquisition (including issuance) of Xylem common stock or any other transaction (or, to the extent we have the right to prohibit it, to permit any such transaction) that could cause the Spin-off to be taxable to ITT. We have also agreed to indemnify ITT for any tax resulting from any such transactions. Generally, ITT will recognize taxable gain on the Spin-off if there are one or more acquisitions (including issuances) of our capital stock, directly or indirectly, representing 50% or more, measured by vote or value, of our then-outstanding capital stock, and the acquisitions or issuances are deemed to be part of a plan or series of related transactions that include the Spin-off. Any such shares of our common stock acquired, directly or indirectly, within two years before or after the Spin-off (with exceptions, including public trading by less-than-5% shareholders and certain compensatory stock issuances) will generally be presumed to be part of such a plan unless that presumption is rebutted. As a result, our obligations may discourage, delay or prevent a change of control of our company.

Notwithstanding the receipt of any such IRS ruling, tax opinion or officer’s certificate, generally Xylem and each other Spinco must indemnify ITT and each other Spinco for any taxes and related losses resulting from (i) any act or failure to act by such Spinco described in the covenants above, (ii) any acquisition of equity securities or assets of such Spinco or any member of its group, and (iii) any breach by such Spinco or any member of its group of any representation or covenant contained in the separation documents or the documents relating to the IRS private letter ruling or tax opinion concerning the Spin-off of such Spinco.

Under U.S. federal income tax law, ITT and the Spincos are severally liable for all of ITT’s federal income taxes attributable to periods prior to and including the current taxable year of ITT, which ends on December 31, 2011. Thus, if ITT failed to pay the federal income taxes attributable to it under the Tax Matters Agreement for periods prior to and including the current taxable year of ITT, the Spincos would be severally liable for such taxes. In the event a Spinco is required to make a payment in respect of a Spin-off related tax liability of the ITT consolidated federal income tax return group under these rules for which such Spinco is not responsible under the Tax Matters Agreement and full indemnification cannot be obtained from the Spinco responsible for such payment under the Tax Matters Agreement, ITT will indemnify the Spinco that was required to make the payment from and against the portion of such liability for which full indemnification cannot be obtained from the Spinco responsible for such payment under the Tax Matters Agreement.

The Tax Matters Agreement also contains provisions regarding the apportionment of tax attributes of the ITT consolidated federal income tax return group, authority to make tax elections, cooperation, and other customary matters.

Earnings Per Share	3 Months Ended
Mar. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share

Note 5. Earnings Per Share

The following is a summary of the calculation of basic and diluted net earnings per share.

	Three Months Ended March 31,
	2012	2011 (a)
Net income (in millions)	$63	$78
Shares (in thousands):
Weighted average common shares outstanding	184,963	184,570
Add: Participating securities (b)	435	—

Weighted average common shares outstanding—Basic	185,398	184,570

Plus incremental shares from assumed conversions: (c)
Dilutive effect of stock options	289	—
Dilutive effect of restricted stock	172	—

Weighted average common shares outstanding—Diluted	185,859	184,570

Basic earnings per share	$0.34	$0.42
Diluted earnings per share	$0.34	$0.42

(a)	Basic and diluted earnings per share for all periods prior to the Spin-off reflect the number of distributed shares on the Distribution Date, or 184.6 million shares. At the time of the Spin-off, ITT stock options and restricted stock awards were converted to awards of Xylem, and therefore there were no dilutive securities outstanding for the period prior to Spin-off.
(b)	Restricted stock awards containing rights to non-forfeitable dividends which participate in undistributed earnings with common shareholders are considered participating securities for purposes of computing earnings per share.
(c)	Incremental shares from stock options and restricted stock are computed by the treasury stock method. The average shares listed below were not included in the computation of diluted earnings per share because to do so would have been anti-dilutive for the periods presented or because they were excluded under the treasury stock method. The treasury stock method calculates dilution assuming the exercise of all in-the-money options and vesting of restricted stock awards, reduced by the repurchase of shares with the proceeds from the exercise, unrecognized compensation expense for those awards and the estimated tax benefit of the assumed exercises.

	Three Months Ended March 31,
(in thousands)	2012	2011
Stock options	4,305	—
Restricted shares	843	—

Inventories	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Inventories [Abstract]
Inventories	Note 6. Inventories

(in millions)	March 31, 2012	December 31, 2011
Finished goods	$191	$168
Work in process	37	31
Raw materials	237	227

Total inventories, net	$465	$426

Note 5. Inventories

(in millions)	2011	2010
Finished goods	$168	$166
Work in process	31	32
Raw materials	227	191

Total inventories, net	$426	$389

Property, Plant and Equipment	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

Note 7. Property, Plant and Equipment

(in millions)	March 31, 2011	December 31, 2011
Land, buildings and improvements	$244	$237
Machinery and equipment	627	598
Equipment held for lease or rental	157	152
Furniture and fixtures	91	86
Construction work in progress	46	53
Other	22	21

	1,187	1,147
Less accumulated depreciation	719	684

Total property, plant and equipment, net	$468	$463

Depreciation expense of $23 million and $22 million was recognized in the quarters ended March 31, 2012 and 2011, respectively.

Note 6. Property, Plant and Equipment

(in millions)	2011	2010
Land, buildings and improvements	$237	$220
Machinery and equipment	598	567
Equipment held for lease or rental	152	129
Furniture and fixtures	86	81
Construction work in progress	53	51
Other	21	15

	1,147	1,063
Less accumulated depreciation	684	609

Total property, plant and equipment, net	$463	$454

Depreciation expense was $93 million, $63 million, and $51 million for 2011, 2010, and 2009, respectively.

Goodwill and Other Intangible Assets	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

Note 8. Goodwill and Other Intangible Assets

Changes in the carrying value of goodwill by operating segment for the three months ended March 31, 2012 are as follows:

(in millions)	Water Infrastructure	Applied Water	Total
Balance as of December 31, 2011	$1,054	$556	$1,610
Activity in 2012
Foreign currency and other	14	7	21

Balance as of March 31, 2012	$1,068	$563	$1,631

Based on the results of our annual impairment tests, we determined that no impairment of goodwill existed as of the measurement date in 2011. However, future goodwill impairment tests could result in a charge to earnings. We will continue to evaluate goodwill on an annual basis as of the beginning of our fourth quarter and whenever events and changes in circumstances indicate there may be a potential impairment.

Other Intangible Assets

Information regarding our other intangible assets is as follows:

	March 31, 2012			December 31, 2011
(in millions)	Carrying Amount	Accumulated Amortization	Net Intangibles	Carrying Amount	Accumulated Amortization	Net Intangibles
Customer and distributor relationships	$313	$(58)	$255	$309	$(51)	$258
Proprietary technology	103	(25)	78	102	(23)	79
Trademarks	32	(11)	21	32	(11)	21
Patents and other	21	(16)	5	21	(15)	6
Indefinite-lived intangibles	143	—	143	141	—	141

	$612	$(110)	$502	$605	$(100)	$505

Based on the results of our annual impairment tests, we determined that no impairment of the indefinite-lived intangibles existed as of the measurement date in 2011. However, future impairment tests could result in a charge to earnings. We will continue to evaluate the indefinite-lived intangible assets on an annual basis as of the beginning of our fourth quarter and whenever events and changes in circumstances indicate there may be a potential impairment.

Amortization expense related to finite-lived intangible assets for the three months ended March 31, 2012 and 2011 was $8 million.

Note 7. Goodwill and Other Intangible Assets

Changes in the carrying value of goodwill by operating segment during the years ended December 31, 2011 and 2010 are as follows (in millions):

	Water Infrastructure	Applied Water	Total
Balance as of December 31, 2009	$389	$581	$970
Activity in 2010
Acquisitions	493	—	493
Foreign currency and other	(9)	(17)	(26)

Balance as of December 31, 2010	$873	$564	$1,437
Activity in 2011
Acquisitions	190	—	190
Foreign currency and other	(9)	(8)	(17)

Balance as of December 31, 2011	$1,054	$556	$1,610

In connection with the YSI acquisition, the excess of the preliminary purchase price over the fair value of net assets acquired was $190 million (which is not expected to be deductible for income tax purposes). The goodwill arising from the acquisition consists largely of the planned expansion of the YSI footprint to new geographic markets, synergies and economies of scale. Goodwill acquired during 2010 primarily relates to the Godwin and Nova acquisitions.

Based on the results of our annual impairment tests, we determined that no impairment of goodwill existed as of the measurement date in 2011 or 2010. However, future goodwill impairment tests could result in a charge to earnings. We will continue to evaluate goodwill on an annual basis as of the beginning of our fourth quarter and whenever events and changes in circumstances indicate there may be a potential impairment.

Other Intangible Assets

Information regarding our other intangible assets is as follows:

(in millions)	December 31, 2011			December 31, 2010
	Carrying Amount	Accumulated Amortization	Net Intangibles	Carrying Amount	Accumulated Amortization	Net Intangibles
Customer and distributor relationships	$309	$(51)	$258	$270	$(29)	$241
Proprietary technology	102	(23)	79	68	(18)	50
Trademarks	32	(11)	21	33	(9)	24
Patents and other	21	(15)	6	21	(13)	8
Indefinite-lived intangibles	141	—	141	93	—	93

Other intangibles	$605	$(100)	$505	$485	$(69)	$416

Based on the results of our annual impairment tests, we determined that no impairment of the indefinite-lived intangibles existed as of the measurement date in 2011 or 2010. However, future impairment tests could result in a charge to earnings. We will continue to evaluate the indefinite-lived intangible assets on an annual basis as of the beginning of our fourth quarter and whenever events and changes in circumstances indicate there may be a potential impairment.

Customer and distributor relationships, proprietary technology, trademarks, patents and other are amortized over weighted average lives of approximately 14 years, 19 years, 16 years and 10 years, respectively.

Total amortization expense for intangible assets was $31 million, $21 million, and $10 million for 2011, 2010 and 2009, respectively.

Estimated amortization expense for each of the five succeeding years is as follows (in millions):

2012	$33
2013	33
2014	31
2015	31
2016	30

Derivative Financial Instruments	3 Months Ended
Mar. 31, 2012
Derivative Financial Instruments [Abstract]
Derivative Financial Instruments

Note 9. Derivative Financial Instruments

We record all derivatives on the balance sheet at fair value. The accounting for changes in the fair value of derivatives depends on whether we have elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair value of an asset, liability, or firm commitment attributable to a particular risk are considered fair value hedges. Derivatives designated and qualifying as a hedge of the exposure to variability in expected future cash flows, including forecasted transactions, are considered cash flow hedges. Derivatives may also be designated as hedges of the foreign currency exposure of a net investment in a foreign operation. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge. We may enter into derivative contracts that are intended to economically hedge certain risks, even though hedge accounting does not apply or we elect not to apply hedge accounting.

Risk Management Objective of Using Derivatives

We are exposed to certain risks arising from both our business operations and economic conditions and principally manage our exposures to these risks through management of our core business activities. Certain of our foreign operations expose us to fluctuations of exchange rates that may impact revenues, expenses, cash receipts and payments. We enter into derivative financial instruments to protect the value or fix the amount of certain cash flows in terms of the functional currency of the business unit with that exposure.

Cash Flow Hedges of Foreign Exchange Risk

We are exposed to fluctuations in various foreign currencies against our functional currencies. We use foreign currency derivatives including currency forward agreements to manage our exposure to fluctuations in the various exchange rates. Currency forward agreements involve fixing the foreign currency exchange rate for delivery of a specified amount of foreign currency on a specified date.

Beginning in 2012, certain business units within our segments with exposure to foreign currency exchange risks have designated certain currency forward agreements as cash flow hedges of forecasted inventory purchases and sales. The effective portion of changes in the fair value of derivatives designated and that qualify as cash flow hedges of foreign exchange risk is recorded in accumulated other comprehensive income and is subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings. The ineffective portion of the change in fair value of the derivative is recognized directly in selling, general and administrative expenses. Our policy is to de – designate cash flow hedges at the time forecasted transactions are recognized as assets or liabilities on the balance sheet and report subsequent changes in fair value through selling, general and administrative expenses where the gain or loss due to movements in currency rates on the underlying asset or liability is revalued. If it becomes probable that the originally – forecasted transaction will not occur, the gain or loss related to the hedge recorded within accumulated other comprehensive income is recognized into net income.

Listed in the table below are the outstanding foreign currency derivatives that were used to hedge foreign exchange risks as of March 31, 2012.

(in millions; except number of instruments)

Foreign Currency Derivative	Number of Instruments	Notional Sold	Sell Notional Currency	Notional Purchased	Buy Notional Currency
Buy PLN/ Sell EUR forward	8	10.4	EUR	46.0	PLN
Buy HUF/ Sell EUR forward	8	4.4	EUR	1383.0	HUF
Sell CAD/ Buy SEK forward	13	14.3	CAD	97.3	SEK
Sell EUR/ Buy SEK forward	10	25.5	EUR	226.9	SEK
Sell USD/ Buy SEK forward	24	47.0	USD	325.8	SEK
Sell AUD/ Buy SEK forward	11	12.4	AUD	87.3	SEK

The fair values of our foreign exchange contracts were as follows:

(in millions)	March 31, 2012
Derivatives designated as hedging instruments
Assets
Other current assets	$4

Total fair value	$4

The tables below present the effect of our derivative financial instruments on the Condensed Consolidated and Combined Statements of Income and Comprehensive Income.

	Three Months Ended March 31,
(in millions)	2012	2011
Derivatives in Cash Flow Hedging Relationships Foreign Exchange Contracts
Amount of gain (loss) recognized in OCI on derivative (1)	$4	$—
Amount of gain (loss) reclassified from OCI into net income (1)	$—	$—
Amount of gain (loss) recognized in net income on derivative (2)	$—	$—

(1)	Effective portion
(2)	Ineffective portion and amount excluded from effectiveness testing

As of March 31, 2012, $4 million of the net unrealized gains on cash flow hedges is expected to be reclassified into earnings in the next 12 months. The ineffective portion of the change in fair value of a cash flow hedge recognized immediately in selling, general and administrative expenses in the Condensed Consolidated and Combined Income Statements and, for the three months ended March 31, 2012 was not material.

Accrued and Other Current Liabilities	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Accrued and Other Current Liabilities [Abstract]
Accrued and Other Current Liabilities

Note 11. Credit Facilities and Long-Term Debt

(in millions)	March 31, 2012	December 31, 2011
Short-term borrowings and current maturities of long-term debt	$4	$5
3.55% Senior Notes due 2016 (a)	600	600
4.875% Senior Notes due 2021 (a)	600	600
Other	3	2
Unamortized discount (b)	(1)	(1)

Long-term debt	$1,202	$1,201

Total debt	$1,206	$1,206

(a)	The fair value of our Senior Notes was primarily determined using prices for the identical security obtained from an external pricing service, which is considered a Level 2 input. As of March 31, 2012 and December 31, 2011, the fair value of our Senior Notes due 2016 was $627 million and $625 million, respectively, and the fair value of our Senior Notes due 2021 was $645 million and $642 million, respectively.
(b)	The unamortized discount is recognized as a reduction in the carrying value of the Senior Notes in the Condensed Consolidated Balance Sheets and is being amortized to interest expense in our Condensed Consolidated and Combined Income Statements over the expected remaining terms of the Senior Notes.

Senior Notes

On September 20, 2011, we issued 3.55% Senior Notes of $600 million aggregate principal amount due September 2016 (the “2016 Notes”) and 4.875% Senior Notes of $600 million aggregate principal amount due October 2021 (the “2021 Notes” and together with the 2016 Notes, the “Senior Notes”). The issuance resulted in gross proceeds of $1.2 billion, offset by $9 million in debt issuance costs which were capitalized and are included within other assets. The Senior Notes include covenants which restrict our ability, subject to exceptions, to incur debt secured by liens and engage in sale and lease-back transactions, as well as provide for customary events of default (subject, in certain cases, to receipt of notice of default and/or customary grace and cure periods), including but not limited to, (i) failure to pay interest for 30 days, (ii) failure to pay principal when due, (iii) failure to perform any other covenant for 90 days after receipt of notice from the trustee or from holders of 25% of the outstanding principal amount and (iv) certain events of bankruptcy, insolvency or reorganization. We may redeem the Senior Notes, as applicable, in whole or in part, at any time at a redemption price equal to the principal amount of the Senior Notes to be redeemed, plus a make-whole premium. As of March 31, 2011, we were in compliance with all covenants. If a change of control of Xylem triggering event occurs, we will be required to make an offer to purchase the Senior Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest to the date of repurchase.

Interest on the Senior Notes accrues from September 20, 2011. Interest on the 2016 Notes is payable on March 20 and September 20 of each year, commencing on March 20, 2012. Interest on the 2021 Notes is payable on April 1 and October 1 of each year, commencing on April 1, 2012.

On September 20, 2011, ITT, Xylem and the initial purchasers of the Senior Notes entered into a registration rights agreement with respect to the Senior Notes (“Registration Rights Agreement”). Xylem agreed to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Senior Notes for new notes, with terms substantially identical in all material respects and (ii) cause the registration statement to be declared effective under the Securities Act.

If the exchange offer is not completed within 365 days after the issue date, we will use our reasonable best efforts to file and to have declared effective a shelf registration statement relating to the resale of the Senior Notes.

If we fail to satisfy this obligation (a registration default) under the Registration Rights Agreement, the annual interest rate on the Senior Notes will increase by 0.25% and increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.00% per year. If the registration default is corrected, the applicable interest rate will revert to the original level. In the event that we must pay additional interest, it will be paid to the holders of the Senior Notes in cash on the same dates that it makes other interest payments on the Senior Notes until the registration default is corrected.

Four Year Competitive Advance and Revolving Credit Facility

Effective October 31, 2011, Xylem and its subsidiaries entered into a Four Year Competitive Advance and Revolving Credit Facility (the “Credit Facility”) with JPMorgan Chase Bank, N.A., as agent, and a syndicate of lenders. The credit facility provides for an aggregate principal amount of up to $600 million of (i) a competitive advance borrowing option which will be provided on an uncommitted competitive advance basis through an auction mechanism (the “competitive loans”), (ii) revolving extensions of credit (the “revolving loans”) outstanding at any time and (iii) the issuance of letters of credits in a face amount not in excess of $100 million outstanding at any time.

At our election, the interest rate per annum applicable to the competitive advances will be based on either (i) a Eurodollar rate determined by reference to LIBOR, plus an applicable margin offered by the lender making such loans and accepted by us or (ii) a fixed percentage rate per annum specified by the lender making such loans. At our election, interest rate per annum applicable to the revolving loans will be based on either (i) a Eurodollar rate determined by reference to LIBOR, adjusted for statutory reserve requirements, plus an applicable margin or (ii) a fluctuating rate of interest determined by reference to the greatest of (a) the prime rate of JPMorgan Chase Bank, N.A., (b) the U.S. Federal Funds effective rate plus half of 1% or (c) the Eurodollar rate determined by reference to LIBOR, adjusted for statutory reserve requirements, in each case, plus an applicable margin.

In accordance with the terms, we may not exceed a maximum leverage ratio of 3.50 (based on a ratio of total debt to earnings before interest, taxes, depreciation and amortization) throughout the term. The Credit Facility also contains limitations on, among other things, incurring debt, granting liens, and entering sale and leaseback transactions. In addition, the Credit Facility contains other terms and conditions such as customary representations and warranties, additional covenants and customary events of default.

Note 8. Credit Facilities and Long-Term Debt

Total debt outstanding is summarized as follows:

(in millions)	2011	2010
Short-term borrowings and current maturities of long-term debt	$5	$—

3.55% Senior Notes due 2016 (a)	600	—
4.875% Senior Notes due 2021 (a)	600	—
Other	2	4
Unamortized discount (b)	(1)	—

Long-term debt	$1,201	$4

Total Debt	$1,206	$4

(a)	The fair value of our Senior Notes was primarily determined using prices for the identical security obtained from an external pricing service, which is considered a Level 2 input. As of December 31, 2011, the fair value of our Senior Notes due 2016 was $625 million and the fair value of our Senior Notes due 2021 was $642 million.
(b)	The unamortized discount is recognized as a reduction in the carrying value of the Senior Notes in the Consolidated and Combined Balance Sheets and is being amortized to interest expense in our Consolidated and Combined Income Statements over the expected remaining terms of the Senior Notes.

Deferred Financing Costs

We had deferred financing costs of $10 million as of December 31, 2011 related to our revolving credit facility and Senior Notes. Scheduled amortization for future years, assuming no further prepayments of principal, are $2 million in 2012, $2 million in 2013, $2 million in 2014, $1 million in 2015, $1 million in 2016 and $2 million thereafter.

Senior Notes

On September 20, 2011, we issued 3.55% Senior Notes of $600 million aggregate principal amount due 2016 (the “2016 Notes”) and 4.875% Senior Notes of $600 million aggregate principal amount due 2021 (the “2021 Notes” and together with the 2016 Notes, the “Senior Notes”). The issuance resulted in gross proceeds of $1.2 billion, offset by $9 million in debt issuance costs which were capitalized and are included within other assets. The Senior Notes include covenants which restrict our ability, subject to exceptions, to incur debt secured by liens and engage in sale and lease-back transactions, as well as provide for customary events of default (subject, in certain cases, to receipt of notice of default and/or customary grace and cure periods), including but not limited to, (i) failure to pay interest for 30 days, (ii) failure to pay principal when due, (iii) failure to perform any other covenant for 90 days after receipt of notice from the trustee or from holders of 25% of the outstanding principal amount and (iv) certain events of bankruptcy, insolvency or reorganization. We may redeem the Senior Notes, as applicable, in whole or in part, at any time at a redemption price equal to the principal amount of the Senior Notes to be redeemed, plus a make-whole premium. As of December 31, 2011, we were in compliance with all covenants. If a change of control of Xylem triggering event occurs, we will be required to make an offer to purchase the Senior Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest to the date of repurchase.

Interest on the Senior Notes accrues from September 20, 2011. Interest on the 2016 Notes is payable on March 20 and September 20 of each year, commencing on March 20, 2012. Interest on the 2021 Notes is payable on April 1 and October 1 of each year, commencing on April 1, 2012.

The net proceeds received from the offering of the Senior Notes was used to pay a special cash dividend to ITT, to repay indebtedness incurred to fund the Company’s acquisition of YSI and for general corporate purposes.

On September 20, 2011, ITT, Xylem and the initial purchasers of the Senior Notes entered into a registration rights agreement with respect to the Senior Notes (“Registration Rights Agreement”). Xylem agreed to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Senior Notes for new notes, with terms substantially identical in all material respects and (ii) cause the registration statement to be declared effective under the Securities Act.

If the exchange offer is not completed within 365 days after the issue date, we will use our reasonable best efforts to file and to have declared effective a shelf registration statement relating to the resale of the Senior Notes.

If we fail to satisfy this obligation (a registration default) under the Registration Rights Agreement, the annual interest rate on the Senior Notes will increase by 0.25% and increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.00% per year. If the registration default is corrected, the applicable interest rate will revert to the original level.

In the event that we must pay additional interest, it will be paid to the holders of the Senior Notes in cash on the same dates that it makes other interest payments on the Senior Notes until the registration default is corrected.

Four Year Competitive Advance and Revolving Credit Facility

Effective October 31, 2011, Xylem and its subsidiaries entered into a Four Year Competitive Advance and Revolving Credit Facility (the “Credit Facility”) with JPMorgan Chase Bank, N.A., as agent, and a syndicate of lenders. The Credit Facility provides for an aggregate principal amount of up to $600 million of (i) a competitive advance borrowing option which will be provided on an uncommitted competitive advance basis through an auction mechanism (the “competitive loans”), (ii) revolving extensions of credit (the “revolving loans”) outstanding at any time and (iii) the issuance of letters of credits in a face amount not in excess of $100 million outstanding at any time.

At our election, the interest rate per annum applicable to the competitive advances will be based on either (i) a Eurodollar rate determined by reference to LIBOR, plus an applicable margin offered by the lender making such loans and accepted by us or (ii) a fixed percentage rate per annum specified by the lender making such loans. At our election, interest rate per annum applicable to the revolving loans will be based on either (i) a Eurodollar rate determined by reference to LIBOR, adjusted for statutory reserve requirements, plus an applicable margin or (ii) a fluctuating rate of interest determined by reference to the greatest of (a) the prime rate of JPMorgan Chase Bank, N.A., (b) the U.S. Federal Funds effective rate plus half of 1% or (c) the Eurodollar rate determined by reference to LIBOR, adjusted for statutory reserve requirements, in each case, plus an applicable margin.

In accordance with the terms, we may not exceed a maximum leverage ratio of 3.50 (based on a ratio of total debt to EBITDA) throughout the term. The Credit Facility also contains limitations on, among other things, incurring debt, granting liens, and entering sale and leaseback transactions. In addition, the Credit Facility contains other terms and conditions such as customary representations and warranties, additional covenants and customary events of default.

Comprehensive Income	12 Months Ended
Dec. 31, 2011
Comprehensive Income [Abstract]
Comprehensive Income

Note 10. Comprehensive Income

The following table provides the components of comprehensive income, net of tax, for 2011, 2010 and 2009.

(in millions)	2011	2010	2009
Net income	$279	$329	$263
Foreign currency translation adjustment	(61)	(31)	81
Postretirement benefit plans:
Prior service cost from plan amend, net of tax benefit of $0, $1 and $0	—	(2)	(1)
Net actuarial gain (loss), net of tax benefit of $15, $2 and $2	(59)	(4)	(3)
Amortization of:
Net actuarial loss, net of tax of $1, $0 and $0	1	1	—
Prior service costs, net of tax	1	1	1

Comprehensive income	$161	$294	$341

Accumulated other comprehensive income is comprised of the following:

(in millions)	2011	2010
Cumulative foreign currency translation adjustment	$288	$73
Postretirement benefit plans	(166)	(36)

Total	$122	$37

Credit Facilities and Long-Term Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Credit Facilities and Long-Term Debt [Abstract]
Credit Facilities and Long-Term Debt

Note 10. Accrued and Other Current Liabilities

(in millions)	March 31, 2012	December 31, 2011
Compensation and other employee-benefits	$186	$211
Customer-related liabilities	52	53
Accrued warranty costs	40	42
Accrued income taxes	94	77
Deferred income tax liability	8	8
Other accrued liabilities	106	99

Total accrued and other current liabilities	$486	$490

Note 9. Accrued and Other Current Liabilities

(in millions)	2011	2010
Compensation and other employee-benefits	$211	$175
Customer-related liabilities	53	37
Accrued warranty costs	42	38
Accrued income taxes	77	21
Deferred income tax liability	8	12
Other accrued liabilities	99	57

Total accrued and other current liabilities	$490	$340

We have adjusted certain balances in the above table as of December 31, 2010 by immaterial amounts to reflect them within the appropriate categories.

Postretirement Benefit Plans	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Postretirement Benefit Plans [Abstract]
Postretirement Benefit Plans

Note 12. Postretirement Benefit Plans

The following table provides the components of net periodic benefit cost and other amounts recognized in other comprehensive income for pension plans, disaggregated by domestic and international plans.

	Three Months Ended March 31,
(in millions)	2012	2011 (a)
Domestic defined benefit pension plans
Net periodic benefit cost:
Service cost	$1	$—
Interest cost	1	1
Expected return on plan assets	(1)	(1)

Net periodic benefit cost	$1	$—

Other changes in plan assets and benefit obligations recognized in other comprehensive income
Net loss (gain)	$—	$—
Prior service cost	—	—
Amortization of prior service cost	—	—

Change recognized in other comprehensive income	$—	$—

International defined benefit pension plans:
Net periodic benefit cost:
Service cost	$3	$1
Interest cost	7	2
Expected return on plan assets	(8)	—
Amortization of net actuarial loss	2	—
Settlement	2	—

Net periodic benefit cost	$6	$3

Other changes in plan assets and benefit obligations recognized in other comprehensive income
Net loss	$—	$—
Amortization of net actuarial loss	(2)	—
Settlement	(2)	—

Change recognized in other comprehensive income	$(4)	$—

Totals:
Net periodic benefit cost	$7	$3
Recognized in other comprehensive income	(4)	—

Total recognized in comprehensive income	$3	$3

(a)	Represents periods prior to Spin-off from ITT and does not include plans transferred from ITT in connection with the Spin-off, which were accounted for previously as multi-employer plans.

We contributed $9 million, including $2 million to purchase an annuity in connection with the settlement of five international pension plans, and $1 million during the three months ended March 31, 2012 and 2011, respectively. Additional contributions ranging between $20 million and $30 million are expected during the remainder of 2012.

Note 12. Postretirement Benefit Plans

Defined contribution plans—Prior to the Spin-off, employees who met certain eligibility requirements participated in various defined contribution plans administered by ITT. In connection with the Spin-off, we entered into a Benefit and Compensation Matters Agreement with ITT whereby Xylem agreed to replicate certain ITT defined contribution plans to allow for continuation of those benefits. Under this agreement, assets attributable to Xylem specific employees were transferred from ITT to our domestic and international qualified defined contribution plans. The assets transferred into Xylem were $144 million in 29 different investment options, including the Xylem Stock Fund. Xylem’s U.S. plan also provides for transition credits for eligible U.S. employees for the first five years of the plan to supplement retirement benefits in the absence of a defined benefit plan. Age plus years of eligible service greater than or equal to 60, entitles an employee to transition credits. The liability for transition credits is approximately $1 million at December 31, 2011.

Xylem and certain of our subsidiaries maintain various defined contribution savings plans, which allow employees to contribute a portion of their pre-tax and/or after-tax income in accordance with specified guidelines. Several of the plans require us to match a percentage of the employee contributions up to certain limits, generally between 3.0% – 7.0% of employee base pay. Matching obligations, the majority of which were funded in cash in connection with the plans, are as follows:

(in millions)	Defined Contribution
2011	$28
2010	21
2009	4

The Xylem Stock Fund, an investment option under the defined contribution plan in which Company employees participate is considered an Employee Stock Ownership Plan. As a result, participants in the Xylem Stock Fund may receive dividends in cash or may reinvest such dividends into the Xylem Stock Fund. Company employees held approximately 552 thousand shares of Xylem common stock in the Xylem Stock Fund at December 31, 2011.

Defined benefit pension plans and other postretirement plans—We historically have maintained qualified and nonqualified defined benefit retirement plans covering certain current and former employees, including hourly and union plans as well as salaried plans, which generally require up to 5 years of service to be vested and for which the benefits are determined based on years of credited service and either specified rates, final pay, or final average pay. The other postretirement benefit plans are all unfunded U.S. plans.

Prior to the Spin-off, employees who met certain eligibility requirements participated in various defined benefit pension plans and other postretirement benefit plans administered and sponsored by ITT. These plans were accounted for under a multi-employer plan and as such, we recorded expense of $49 million, $24 million and $14 million in 2011, 2010 and 2009, respectively, to reflect our allocation of pension and other postretirement benefit costs related to shared plans.

Pursuant to the Benefit and Compensation Matters Agreement, the assets and liabilities of certain defined benefit plans and other post retirement benefit plans, allocable to Xylem employees, were transferred to Xylem. Assets of $337 million, projected obligation of $400 million and $105 million of other comprehensive income ($73 million net of tax) were recorded for the plans transferred by ITT. In the U.S., the new Xylem Investment Master Trust (U.S. Master Trust) was created at the time of the Spin-off and $45 million of assets were transferred from the ITT Master Trust related to the Xylem U.S. defined benefit pension plans for hourly employees.

Benefits accrued for Xylem specific participants under the ITT Salaried Retirement Plan ceased on October 31, 2011. As a result a curtailment was recorded by ITT during the third quarter of 2011, of which we were allocated a charge of $1 million. As of December 31, 2011 and 2010, there were no required contributions outstanding. The Company does not offer a defined benefit plan for salaried employees in the United States.

The ITT Industries General Pension Plan (UK) for salaried employees was amended, effective December 31, 2011, to eliminate the crediting of future benefits relating to service. A curtailment was recorded during the quarter ended September 30, 2011. As a result the applicable plan assets and obligations were remeasured. The remeasurement included a $9 million ($6 million net of tax) increase in deferred losses within accumulated other comprehensive income and a corresponding decrease to the funded status of the plan, as well as updated asset values, and a change in the discount rate from 6.00% to 5.75%. In addition, all participants were reclassified as inactive for benefit plan purposes and actuarial gains and losses will be amortized over the expected weighted-average remaining lives of plan participants (27 years).

Amounts recognized in the Consolidated and Combined Balance Sheets for pension and other employee-related benefit plans (collectively, postretirement plans) reflect the funded status of the postretirement benefit plans. The following table provides a summary of the funded status of our postretirement plans, the presentation of such balances and a summary of amounts recorded within accumulated other comprehensive income.

(in millions)	December 31, 2011			December 31, 2010
	Pension	Other	Total	Pension	Other	Total
Fair value of plan assets	$417	$—	$417	$78	$—	$78
Projected benefit obligation	(670)	(46)	(716)	(233)	(13)	(246)

Funded status	$(253)	$(46)	$(299)	$(155)	$(13)	$(168)

Amounts recognized in the balance sheet
Other non-current assets	$28	$—	$28	$—	$—	$—
Accrued and other current liabilities	(9)	(2)	(11)	(4)	(1)	(5)
Accrued postretirement benefits	$(272)	$(44)	$(316)	$(151)	$(12)	$(163)

Net amount recognized	$(253)	$(46)	$(299)	$(155)	$(13)	$(168)

Accumulated other comprehensive income:
Net actuarial losses	$211	$11	$222	$47	$—	$47
Prior service cost	5	—	5	4	—	4

Total	$216	$11	$227	$51	$—	$51

The unrecognized amounts recorded in accumulated other comprehensive income will be subsequently recognized as expense on a straight line basis over the average remaining service period of active participants, or for plans with all or substantially all inactive participants, over the average remaining life expectancy. Actuarial gains and losses incurred in future periods and not recognized as expense in those periods will be recognized as increases or decreases in other comprehensive income, net of tax.

The prior service cost and net actuarial losses included in accumulated other comprehensive income at the end of 2011 and expected to be recognized in net periodic benefit cost during 2012 are $0.6 million and $10 million ($0.4 million and $7 million, net of tax), respectively.

The benefit obligation, fair value of plan assets, funded status, and amounts recognized in the consolidated and combined financial statements for our defined benefit domestic and international pension plans, as of and for the years ended December 31, 2011 and 2010, were:

(in millions)	Domestic Plans		International Plans
	2011	2010	2011	2010
Change in benefit obligation:
Benefit obligation at beginning of year	$61	$58	$172	$125
Service cost	2	2	6	3
Interest cost	3	3	12	7
Plan amendment	—	2	—	—
Special termination benefit	—	—	1	—
Benefits paid	(3)	(3)	(8)	9
Actuarial loss (gain)	8	(1)	48	(5)
Liabilities from acquisition	—	—	—	29
Liabilities assumed from Spin-off	—	—	371	—
Foreign currency translation	—	—	(3)	4

Benefit obligation at end of year	$71	$61	$599	$172

Change in plan assets:
Fair value of plan assets at beginning of year	$43	41	$35	$9
Employer contributions	6	—	9	2
Actual return on plan assets	(2)	5	—	3
Benefits paid	(3)	(3)	(8)	—
Assets from acquisition	—	—	—	21
Assets received from Spin-off	—	—	337	—

Fair value of plan assets at end of year	$44	$43	$373	$35

Funded (unfunded) status of the plans	$(27)	$(18)	$(226)	$(137)

The following table provides a rollforward of the projected benefit obligation for the U.S. based other postretirement employee benefit plans for the years ended December 31, 2011 and 2010:

(in millions)	2011	2010
Change in benefit obligation:
Benefit obligation at beginning of year	$13	$11
Service cost	1	—
Interest cost	1	1
Actuarial loss	3	2
Benefits paid	(1)	(1)
Liabilities assumed from Spin-off	29	—

Benefit Obligation at the end of year	$46	$13

The accumulated benefit obligation (“ABO”) for all the defined benefit pension plans was $634 million and $213 million at December 31, 2011 and 2010, respectively. For defined benefit pension plans in which the accumulated benefit obligation was in excess of the fair value of the plans’ assets, the projected benefit obligation (“PBO”), ABO and fair value of the plans’ assets as of December 31, 2011 and 2010 were as follows:

(in millions)	2011	2010
Projected benefit obligation	$448	$209
Accumulated benefit obligation	412	192
Fair value of plan assets	167	54

The components of net periodic benefit cost and other amounts recognized in other comprehensive income for our domestic and international defined benefit pension plans are as follows:

(in millions)	2011	2010 (a)	2009 (a)
Domestic defined benefit pension plans
Net periodic benefit cost:
Service cost	$2	$2	$2
Interest cost	3	3	3
Expected return on plan assets	(4)	(4)	(4)
Amortization of prior service cost	1	1	1

Net periodic benefit cost	2	2	2

Other changes in plan assets and benefit obligations recognized in other comprehensive income
Net loss (gain)	14	(2)	(1)
Prior service cost	0	2	0
Amortization of prior service cost	(1)	(1)	(1)

Change recognized in other comprehensive income	$13	$(1)	$(2)

International defined benefit pension plans:
Net Periodic Benefit Cost
Service cost	$6	$3	$3
Interest cost	12	7	6
Expected return on plan assets	(6)	(1)	(1)
Amortization of net actuarial loss	2	1	1
Special termination benefits	1	—	—

Net periodic benefit cost	$15	$10	$9

Other changes in plan assets and benefit obligations recognized in other comprehensive income
Net loss	$57	$6	$6
Amortization of net actuarial loss	(2)	(1)	(1)

Change recognized in other comprehensive income (b)	$55	$5	$5

Totals:
Net periodic benefit cost	$17	$12	$11
Recognized in other comprehensive income	$68	$4	$3

Total recognized in comprehensive income	$85	$16	$14

(a)	Represents pre Spin-off from ITT and does not include plans transferred from ITT upon Spin-off.
(b)	Excludes $97 million ($68 million net of tax) deferred losses assumed from Spin-off in 2011.

The following table provides the weighted-average assumptions used to determine projected benefit obligations and net periodic benefit cost, as they pertain to our pension plans.

	2011		2010		2009
	U.S.	Int’l	U.S.	Int’l	U.S.	Int’l
Benefit Obligation Assumptions
Discount rate	4.87%	4.76%	5.83%	5.18%	6.00%	5.55%
Rate of future compensation increase	4.50%	3.58%	4.00%	3.40%	4.00%	3.48%
Net Periodic Benefit Cost Assumptions
Discount rate	5.83%	5.53%	6.00%	5.55%	6.25%	5.79%
Expected long-term return on plan assets	9.00%	7.34%	9.00%	7.20%	9.00%	6.97%
Rate of future compensation increase	4.50%	3.37%	4.00%	3.41%	4.00%	3.48%

Management develops each assumption using relevant company experience in conjunction with market-related data for each individual country in which plans exist. Assumptions are reviewed annually and adjusted as necessary.

The expected long-term rate of return on assets reflects the expected returns for each major asset class in which the plans hold investments, the weight of each asset class in the target mix, the correlations among asset classes and their expected volatilities. The assets of the pension plans are held by a number of independent trustees, managed by several investment institutions and are accounted for separately in the Company’s pension funds.

Our expected return on plan assets is estimated by evaluating both historical returns and estimates of future returns. Specifically, we analyze the plans’ actual historical annual return on assets, net of fees, over the past 15, 20 and 25 years; estimate future returns based on independent estimates of asset class returns; and evaluate historical broad market returns over long-term timeframes based on our asset allocation range. For the new U.S. Master Trust, historical returns were estimated using a constructed portfolio that reflects the Company’s strategic asset allocation and the historical compound geometric returns of each asset class for the longest time period available. Based on this approach, the weighted average expected long-term rate of return on assets for all plan assets effective January 1, 2012 is estimated at 7.42%.

The table below provides the weighted average actual rate of return generated on plan assets during each of the years presented as compared to the weighted average expected long-term rates of return utilized in calculating the net periodic benefit costs.

	2011	2010 (a)	2009 (a)
Expected long-term rate of return on plan assets	7.52%	8.20%	8.63%
Actual rate of return on plan assets	(1.40)%	15.34%	33.96%

(a)	Represents pre Spin-off from ITT and does not include returns on plans transferred from ITT upon Spin-off.

The assumed rate of future increases in the per capita cost of health care (the health care trend rate) is 7.4% for 2012, decreasing ratably to 5% in 2019. An increase or decrease in the health care trend rates by one percent per year would not have a material effect on the benefit obligation or the aggregate annual service and interest components. To the extent that actual experience differs from these assumptions, the effect will be amortized over the average future service of the covered active employees.

The determination of the assumptions related to postretirement benefit plans are based on the provisions of the applicable accounting pronouncements, the review of various market data and discussion with our actuaries.

Investment Policy

The investment strategy for managing worldwide postretirement benefit plan assets is to seek an optimal rate of return relative to an appropriate level of risk for each plan. Investment strategies vary by plan, depending on the specific characteristics of the plan, such as plan size and design, funded status, liability profile and legal requirements. In general, the plans are managed closely to their strategic allocations.

The following table provides the actual asset allocations of plan assets as of December 31, 2011 and 2010, and the related asset target allocation ranges by asset category.

	2011	2010 (a)	Target Allocation Ranges
Equity securities	42.2%	53.8%	40-60%
Fixed income	41.5%	11.5%	35-45%
Hedge funds	8.9%	10.3%	0-20%
Private equity	5.8%	16.7%	0-20%
Cash and other	1.6%	7.7%	0-10%

(a)	Represents pre Spin-off from ITT and does not include plans transferred from ITT upon Spin-off.

Fair Value of Plan Assets

In measuring plan assets at fair value, a fair value hierarchy is applied which categorizes and prioritizes the inputs used to estimate fair value into three levels. The fair value hierarchy is based on maximizing the use of observable inputs and minimizing the use of unobservable inputs when measuring fair value. Classification within the fair value hierarchy is based on the lowest level input that is significant to the fair value measurement. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

•

Level 2 inputs are other than quoted prices included within level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices (in non-active markets or in active markets for similar assets or liabilities), inputs other than quoted prices that are observable, and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 inputs are unobservable inputs for the assets or liabilities.

In certain instances, fair value is estimated using quoted market prices obtained from external pricing services. In obtaining such data from the pricing service, we have evaluated the methodologies used to develop the estimate of fair value in order to assess whether such valuations are representative of fair value, including net asset value (NAV). Additionally, in certain circumstances, the NAV reported by an asset manager may be adjusted when sufficient evidence indicates NAV is not representative of fair value.

The following is a description of the valuation methodologies and inputs used to measure fair value for major categories of investments.

•

Equity securities—Equities (including common and preferred shares, domestic listed and foreign listed, closed end mutual funds and exchange traded funds) are generally valued at the closing price reported on the major market on which the individual securities are traded at the measurement date. Equity securities held by the Company that are publicly traded in active markets are classified within Level 1 of the fair value hierarchy. Those equities that are held in proprietary funds pooled with other investor accounts are generally classified within Level 2 of the hierarchy.

•

Fixed income—United States government securities are generally valued using quoted prices of securities with similar characteristics. Corporate bonds and notes are generally valued by using pricing models (e.g. discounted cash flows), quoted prices of securities with similar characteristics or broker quotes. Fixed income securities are generally classified in Level 2 of the fair value hierarchy, however, bond funds listed on active markets are classified in Level 1.

•

Absolute return (hedge funds)—The valuation of limited partnership interests in hedge funds may require significant management judgment. The NAV reported by the asset manager is adjusted when it is determined that NAV is not representative of fair value. In making such an assessment, a variety of factors are reviewed, including, but not limited to, the timeliness of NAV as reported by the asset manager and changes in general economic and market conditions subsequent to the last NAV reported by the asset manager. Depending on how these investments can be redeemed and the extent of any adjustments to NAV, hedge funds are classified within either Level 2 (redeemable within 90 days) or Level 3 (redeemable beyond 90 days) of the fair value hierarchy.

•

Private equity—The valuation of limited partnership interests in private equity funds may require significant management judgment. The NAV reported by the asset manager is adjusted when it is determined that NAV is not representative of fair value. In making such an assessment, a variety of factors are reviewed, including, but not limited to, the timeliness of NAV as reported by the asset manager and changes in general economic and market conditions subsequent to the last NAV reported by the asset manager. These funds are generally classified within Level 3 of the fair value hierarchy.

The following table provides the fair value of plan assets held by our pension benefit plans, at December 31, 2011 and 2010, by asset class.

	2011				2010 (c)
(in millions)	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3
Asset Category
Equity securities
Global stock funds/securities	$131	$109	$20	$2	$30	$24	$5	$1
Index funds	38	—	38	—	—	—	—	—
Emerging markets funds	8	8	—	—	12	8	3	1
Fixed income
Corporate bonds	167	51	116	—	9	—	8	1
Government bonds	5	—	5	—	—	—	—	—
Absolute return (hedge funds) (a)	37	—	—	37	8	—	3	5
Private equity (b)	24	—	—	24	13	—	2	11
Insurance contracts and other	7	3	—	4	6	1	5	—

Total	$417	$171	$179	$67	$78	$33	$26	$19

(a)	Absolute return hedge funds primarily include funds of funds that invest in a diversified portfolio of other hedge funds that employ a range of investment strategies and fixed income/multi-strategy absolute return funds, which invest in multiple investment strategies with the intent of diversifying risk and reducing volatility. Strategies include event driven, tactical trading, credit driven, interest rate driven and equity long-short trading.
(b)	Private equity includes a diversified range of strategies, including buyout funds, distressed funds, venture and growth equity funds and mezzanine funds.
(c)	Represents pre Spin-off from ITT and does not include plans assets transferred from ITT upon Spin-off.

The following table presents a reconciliation of the beginning and ending balances of fair value measurement within our pension plans using significant unobservable inputs (Level 3).

(in millions)	Equity Securities	Private Equity	Absolute Return	Other	Total
Balance, December 31, 2009	$2	$11	$5	$1	$19
Realized gains	—	1	—	—	1
Net transfers	—	(1)	—	—	(1)

Balance, December 31, 2010	2	11	5	1	19
Purchases, sales, settlements	(2)	(12)	(5)	(1)	(20)
Assets received from Spin-off	—	24	38	—	62
Unrealized loss	—	—	(1)	—	(1)
Realized gains	—	1	—	—	1
Net transfers	2	—	—	4	6

Balance, December 31, 2011	$2	$24	$37	$4	$67

Contributions and Estimated Future Benefit Payments

Funding requirements under Internal Revenue Service rules are a major consideration in making contributions to our postretirement plans. We made contributions of $15 million and $2 million to pension plans during 2011 and 2010, respectively. We currently anticipate making contributions to our pension plans in the range of $30 million to $40 million during 2012, of which $8 million is expected to be made in the first quarter.

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid as follows:

(in millions)	Pension	Other Benefits
2012	$29	$2
2013	28	2
2014	29	2
2015	31	3
2016	33	3
Years 2017 – 2021	$179	$15

Other Non-Operating Income, Net	12 Months Ended
Dec. 31, 2011
Other Non-Operating Income, Net [Abstract]
Other Non-Operating Income, Net

Note 13. Other Non-Operating Income, Net

The components of other non-operating income, net are as follows:

(in millions)	2011	2010	2009
Interest and dividend income	$3	$—	$—
Income from joint ventures	4	2	—
Other income (expense)—net	(2)	(2)	1

Total other non-operating income, net	$5	$—	$1

Stock-Based Compensation Plans	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Stock-Based Compensation Plans [Abstract]
Stock-Based Compensation Plans

Note 13. Stock-Based Compensation Plans

Total share-based compensation costs recognized for March 31, 2012 and 2011 were $5 million and $3 million, respectively. For 2011, a significant component of these charges related to costs allocated to Xylem for ITT Corporate employees as well as other ITT employees not solely dedicated to Xylem. These allocated costs are not necessarily indicative of awards and amounts that would have been granted if we were an independent, publicly traded company for the periods presented.

The following table provides further detail related to share-based compensation expense.

	Three Months Ended March 31,
	2012	2011
(in millions)	Xylem Employees	Xylem Employees	Other Employee Allocations	2011 Total
Compensation Cost	$5	$1	$2	$3

The unamortized compensation expense related to our stock options and restricted shares was $18 million and $33 million, respectively, at March 31, 2012 and is expected to be recognized over a weighted average period of 2.6 and 2.4 years, respectively. The amount of cash received from the exercise of stock options was $16 million for the three months ended March 31, 2012. We classify as a financing activity the cash flows attributable to excess tax benefits arising from stock option exercises and restricted stock lapses.

Restricted Stock Grants

The following is a summary of restricted stock activity for the three months ended March 31, 2012:

(in thousands, except for per share amounts)	Shares	Weighted Average Grant Date Fair Value /Share
Outstanding at December 31, 2011	1,488	$25.93

Granted	501	$26.60
Vested	(239)	$19.26
Forfeited	(7)	$28.07

Outstanding at March 31, 2012	1,743	$27.03

Stock Option Grants

The following is a summary of the changes in outstanding stock options for the three months ended March 31, 2012:

(in thousands, except for per share amounts)	Shares	Weighted Average Exercise Price / Share	Weighted Average Remaining Contractual Term (Years)
Outstanding at December 31, 2011	4,590	$25.83	5.4

Granted	852	$26.60	10.0
Exercised	(634)	$24.72	0.1
Forfeited	(7)	$27.93	9.2

Outstanding at March 31, 2012	4,801	$26.11	6.6

Options exercisable at March 31, 2012	2,021	$25.26	2.6

The aggregate intrinsic value of all outstanding stock options as of March 31, 2012 was $8 million. The total intrinsic value of options exercised (which is the amount by which the stock price exceeded the exercise price of the options on the date of exercise) during the three months ended March 31, 2012 was $1 million.

Stock Option Fair Value

The fair value of each option grant was estimated on the date of grant using the binomial lattice pricing model which incorporates multiple and variable assumptions over time, including assumptions such as employee exercise patterns, stock price volatility and changes in dividends. The following are weighted-average assumptions for our annual March 2012 grants.

Dividend yield	1.52%
Volatility	33.4%
Risk-free interest rate	1.42%
Expected term (in years)	7.0
Weighted-average fair value / share	$8.10

Expected volatility is calculated based on an analysis of historic and implied volatility measures for a set of peer companies. We use historical data to estimate option exercise and employee termination behavior within the valuation model. Employee groups and option characteristics are considered separately for valuation purposes. The expected term represents an estimate of the period of time options are expected to remain outstanding. The expected term provided above represents the weighted average of expected behavior for certain groups of employees who have historically exhibited different behavior. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of option grant.

Note 11. Stock-Based Compensation Plans

Our stock-based compensation program is a broad-based program designed to attract and retain employees while also aligning employees’ interests with the interests of our shareholders. In addition, members of our Board of Directors participate in our stock-based compensation program in connection with their service on our board. Share-based awards issued to employees include non-qualified stock options, restricted stock awards and certain liability-based awards. Compensation costs resulting from share-based payment transactions are recognized primarily within selling, general and administrative expenses, at fair value over the requisite service period (typically three years) on a straight-line basis. Subsequent to the issuance of our 2011 Annual Report, we identified that we had incorrectly disclosed the number of shares initially available for awards as well as the number of shares issued and the remaining shares available for future grants (9.2 million, 1.9 million and 7.3 million, respectively, were previously reported). We have made immaterial adjustments and disclosed the corrected amounts as follows. Under the 2011 Omnibus Incentive Plan, the number of shares initially available for awards was 18 million. At December 31, 2011, there were an aggregate of 6 million shares of options or restricted stock grants issued, net of forfeitures, and 12 million shares of common stock available for future grants.

We measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. The calculated compensation cost is adjusted based on an estimate of awards ultimately expected to vest. The fair value of a non-qualified stock option is determined on the date of grant using a binomial lattice pricing model incorporating multiple and variable assumptions over time, including assumptions such as employee exercise patterns, stock price volatility and changes in dividends. The fair value of restricted stock awards is determined using the closing price on date of grant. The fair value of certain liability-based awards is remeasured at the end of each reporting period. Forfeitures are estimated at 7.1% for employees and 5.3% for executives and Board members, respectively, based on evaluation of historical and expected future turnover.

Total share-based compensation costs recognized for 2011, 2010 and 2009 were $13 million, $7 million and $9 million, respectively. A significant component of these charges related to costs allocated to Xylem for ITT Corporate employees as well as other ITT employees not solely dedicated to Xylem. As of December 31, 2010 and 2009 there were approximately 1.0 million and 1.1 million of ITT stock options and restricted stock shares, respectively, outstanding related to Xylem specific employees. These awards and related amounts are not necessarily indicative of awards and amounts that would have been granted if we were an independent, publicly traded company for the periods presented. The following table provides further detail related to share-based compensation expense (in millions).

	2011			2010			2009
Compensation Cost	Xylem Employees	Other Employee Allocations	2011 Total	Xylem Employees	Other Employee Allocations	2010 Total	Xylem Employees	Other Employee Allocations	2009 Total
Equity—based awards	$6	$7	$13	$4	$5	$9	$4	$5	$9
Liability—based awards	—	—	—	—	(2)	(2)	—	—	—

Total	$6	$7	$13	$4	$3	$7	$4	$5	$9

The unamortized compensation expense related to our stock options and restricted shares was $13 million and $23 million, respectively, at December 31, 2011 and is expected to be recognized over a weighted average period of 2.6 and 2.2 years, respectively.

The amount of cash received from the exercise of stock options was $1 million for 2011 with a tax benefit of $0.1 million realized associated with stock option exercises and lapses of restricted stock. We classify as a financing activity the cash flows attributable to excess tax benefits arising from stock option exercises and restricted stock lapses.

Stock Option Grants

Options are awarded with a contractual term of ten years and generally vest over or at the conclusion of a three-year period and are exercisable in seven to ten-year periods, except in certain instances of death, retirement or disability. The exercise price per share is the fair market value of the underlying common stock on the date each option is granted. At December 31, 2011, there were options to purchase an aggregate of 4.6 million shares of common stock. The following is a summary of the changes in outstanding stock options for 2011:

(in thousands, except for per share amounts)	Shares	Weighted Average Exercise Price/Share	Weighted Average Remaining Contractual Term (Years)
Outstanding at December 31, 2010	—	—	—

Converted (a)	3,354	$26.15	3.5
Granted	1,298	$24.58	9.9
Exercised	(62)	$16.85	0.1

Outstanding at December 31, 2011	4,590	$25.83	5.4

Options exercisable at December 31, 2011	2,182	$25.62	1.8

(a)	Upon consummation of the Spin-off, Xylem converted into Xylem securities awards held by ITT employees that joined Xylem with the number and exercise price systematically determined to preserve the intrinsic value of the previously held securities of ITT as of the Spin-off date. Approximately 1.3 million stock options held by ITT Board members were converted to an equivalent number of Xylem securities. These modifications resulted in an increase in the fair value of the share based awards of $4 million of which $2 million was recognized immediately as a part of separation costs and $2 million which will be recognized as compensation expense over the awards’ remaining vesting period.

The aggregate intrinsic value of all outstanding stock options as of December 31, 2011 was $4 million. The total intrinsic value of options exercised (which is the amount by which the stock price exceeded the exercise price of the options on the date of exercise) during 2011 was $0.5 million.

Stock Option Fair Value

The fair value of each option grant was estimated on the date of grant using the binomial lattice pricing model which incorporates multiple and variable assumptions over time, including assumptions such as employee exercise patterns, stock price volatility and changes in dividends. The following are weighted-average assumptions for 2011.

2011
Dividend yield	1.51%
Volatility	36.3%
Risk-free interest rate	1.50%
Expected term (in years)	6.4
Weighted-average fair value	$7.88

Expected volatility is calculated based on an analysis of historic and implied volatility measures for a set of peer companies. We use historical data to estimate option exercise and employee termination behavior within the valuation model. Employee groups and option characteristics are considered separately for valuation purposes. The expected term represents an estimate of the period of time options are expected to remain outstanding. The expected term provided above represents the weighted average of expected behavior for certain groups of employees who have historically exhibited different behavior. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of option grant.

Restricted Stock Grants

As part of the 2011 Omnibus Incentive Plan, we are authorized to issue shares of restricted and/or performance-based stock to eligible employees and directors. Restricted shares granted to employees become fully vested upon the third anniversary of the date of grant, and certain liability-based restricted shares to international employees settle in cash. Prior to the time a restricted share becomes fully vested or a performance share is issued, the awardees cannot transfer, pledge, hypothecate or encumber such shares. Prior to the time a restricted share is fully vested, the awardees have certain rights of a stockholder and may include the right to vote and receive dividends. If an employee leaves prior to vesting, whether through resignation or termination for cause, the restricted stock and related accrued dividends is forfeited. If an employee retires or is terminated other than for cause, a pro rata portion of the restricted stock may vest. Restricted shares granted to Board members become fully vested upon the first anniversary of the date of grant.

Our restricted stock activity was as follows for 2011:

(in thousands, except per share amounts)	Shares	Weighted Average Grant Date Fair Value Per Share
Balance at December 31, 2010	—	$—
Converted (a)	1,064	$26.50
Granted	442	$24.58
Vested	(6)	$26.58
Forfeited	(12)	$26.24

Balance at December 31, 2011	1,488	$25.93

(a)	Upon consummation of the Spin-off, Xylem converted into Xylem securities awards held by ITT employees that joined Xylem with the number and exercise price systematically determined to preserve the intrinsic value of the previously held securities of ITT as of the Spin-off date. Approximately 65 thousand restricted stock units held by ITT Board members were converted to an equivalent number of Xylem securities.

Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 14. Commitments and Contingencies

General

From time to time, we are involved in legal proceedings that are incidental to the operation of our businesses. Some of these proceedings seek remedies relating to environmental matters, intellectual property matters, product liability and personal injury claims, employment and pension matters, government contract issues and commercial or contractual disputes, which are sometimes related to acquisitions or divestitures. Although we cannot predict the outcome of these and other proceedings with certainty, we believe that they will not have a material adverse effect on our consolidated financial position, results of operations or cash flows.

On December 20, 2011, the Ad Hoc Committee of ITT Bondholders filed a Complaint in New York State court alleging that ITT breached the early redemption provisions of certain bonds issued in 2009. In 2009, ITT issued $500 million in bonds maturing in 2019 at an interest rate of 6.125%. The documents governing the bonds contained certain provisions addressing early redemptions. On September 20, 2011, ITT notified the holders of the debt that it intended to redeem the bonds on October 20, 2011 in accordance with the terms of the governing documents. On October 18, 2011, the redemption price was disclosed. The Plaintiffs contend that ITT used an improper discount rate in calculating the redemption price and otherwise failed to comply with required redemption procedures. The Plaintiffs allege damages in excess of $5 million and further allege that if such damages are extended to all holders of these bonds, the damages would be in excess of $15 million. The costs associated with this matter, if any, will be shared with ITT and Exelis in accordance with the Distribution Agreement (21% ITT, 39% Exelis and 40% Xylem).

While very few claims have been asserted against Xylem alleging injury caused by any of our products resulting from asbestos exposure, it is possible that additional claims could be filed in the future. We believe there are numerous legal defenses available for such claims and, should such a claim not be indemnifiable by ITT, would defend ourselves vigorously. Pursuant to the Distribution Agreement, ITT will indemnify Xylem for asbestos product liability matters, including settlements, judgments, and legal defense costs associated with all pending and future claims that may arise from past sales of ITT’s legacy products. We believe ITT remains a substantial entity with sufficient financial resources to honor its obligations to us.

Although the ultimate outcome of any legal matter cannot be predicted with certainty, based on present information, including our assessment of the merits of the particular claims, we do not expect that any asserted or unasserted legal claims or proceedings, individually or in aggregate, will have a material adverse effect on our cash flow, results of operations, or financial condition.

Indemnifications

As part of the Spin-off, ITT, Exelis and Xylem will indemnify each of the other parties with respect to such parties’ assumed or retained liabilities under the Distribution Agreement and breaches of the Distribution Agreement or related spin agreements. ITT’s indemnification obligations include asserted and unasserted asbestos and silica liability claims that relate to the presence or alleged presence of asbestos or silica in products manufactured, repaired or sold prior to the Distribution Date, subject to limited exceptions with respect to certain employee claims, or in the structure or material of any building or facility, subject to exceptions with respect to employee claims relating to Xylem buildings or facilities. The indemnification associated with pending and future asbestos claims does not expire. Xylem has not recorded a liability for material matters for which we will be indemnified by ITT or Exelis through the Distribution Agreement and we are not aware of any claims or other circumstances that would give rise to material payments from us under such indemnifications.

Environmental

In the ordinary course of business, we are subject to federal, state, local, and foreign environmental laws and regulations. We are responsible, or are alleged to be responsible, for ongoing environmental investigation and remediation of sites in various countries. These sites are in various stages of investigation and/or remediation and in many of these proceedings our liability is considered de minimis. We have received notification from the U.S. Environmental Protection Agency, and from similar state and foreign environmental agencies, that a number of sites formerly or currently owned and/or operated by Xylem, and other properties or water supplies that may be or have been impacted from those operations, contain disposed or recycled materials or wastes and require environmental investigation and/or remediation. These sites include instances where we have been identified as a potentially responsible party under federal and state environmental laws and regulations.

Accruals for environmental matters are recorded on a site-by-site basis when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated, based on current law and existing technologies. Our accrued liabilities for these environmental matters represent the best estimates related to the investigation and remediation of environmental media such as water, soil, soil vapor, air and structures, as well as related legal fees. These estimates, and related accruals, are reviewed quarterly and updated for progress of investigation and remediation efforts and changes in facts and legal circumstances. Liabilities for these environmental expenditures are recorded on an undiscounted basis. We have estimated and accrued $14 million and $15 million as of March 31, 2012 and December 31, 2011, respectively, for environmental matters.

It is difficult to estimate the final costs of investigation and remediation due to various factors, including incomplete information regarding particular sites and other potentially responsible parties, uncertainty regarding the extent of investigation or remediation and our share, if any, of liability for such conditions, the selection of alternative remedial approaches, and changes in environmental standards and regulatory requirements. In our opinion, the total amount accrued is reasonable based on existing facts and circumstances.

Warranties

We warrant numerous products, the terms of which vary widely. In general, we warrant products against defect and specific non-performance. The table below provides the changes in our product warranty accrual.

(in millions)	2012	2011
Warranty accrual—January 1	$42	$38
Net changes for product warranties in the period	6	6
Settlement of warranty claims	(8)	(6)
Other	—	1

Warranty accrual—March 31	$40	$39

Note 17. Commitments and Contingencies

General

From time to time, we are involved in legal proceedings that are incidental to the operation of our businesses. Some of these proceedings seek remedies relating to environmental matters, intellectual property matters, product liability and personal injury claims, employment and pension matters, government contract issues and commercial or contractual disputes, sometimes related to acquisitions or divestitures. Although we cannot predict the outcome of these and other proceedings with certainty, we believe that they will not have a material adverse effect on our consolidated financial position, results of operations or cash flows.

On December 20, 2011, the Ad Hoc Committee of ITT Bondholders filed a Complaint in New York State court alleging that ITT breached the early redemption provisions of certain bonds issued in 2009. In 2009, ITT issued $500 million in bonds with a 10-year maturity date in 2019 and an interest rate of 6.125%. The documents governing the bonds contained certain provisions governing early redemptions. On September 20, 2011, ITT notified the holders of the debt that it intended to redeem the bonds on October 20, 2011 in accordance with the terms of the governing documents. On October 18, 2011, the redemption price was disclosed. The Plaintiffs contend that ITT used an inappropriate discount rate in calculating the redemption price and otherwise failed to comply with required redemption procedures. If the plaintiffs’ claims are sustained, ITT could have to pay over $5 million in additional redemption fees and interest. Costs associated with this matter, if any, are shared with ITT and Exelis, in accordance with the Distribution Agreement.

While very few claims have been asserted against Xylem alleging injury caused by any of our products resulting from asbestos exposure, it is possible that additional claims could be filed in the future. We believe there are numerous legal defenses available for such claims and would defend ourselves vigorously. Pursuant to the Distribution Agreement, ITT will indemnify Xylem for asbestos product liability matters, including settlements, judgments, and legal defense costs associated with all pending and future claims that may arise from past sales of ITT’s legacy products. We believe ITT remains a substantial entity with sufficient financial resources to honor its obligations to us.

Although the ultimate outcome of any legal matter cannot be predicted with certainty, based on present information, including our assessment of the merits of the particular claims, we do not expect that any asserted or unasserted legal claims or proceedings, individually or in aggregate, will have a material adverse effect on our cash flow, results of operations, or financial condition.

Indemnifications

As part of the Spin-off, ITT, Exelis and Xylem will indemnify each of the other parties with respect to such parties’ assumed or retained liabilities under the Distribution Agreement and breaches of the Distribution Agreement or related spin agreements. ITT’s indemnification obligations include asserted and unasserted asbestos and silica liability claims that relate to the presence or alleged presence of asbestos or silica in products manufactured, repaired or sold prior to the Distribution Date, subject to limited exceptions with respect to certain employee claims, or in the structure or material of any building or facility, subject to exceptions with respect to employee claims relating to Xylem buildings or facilities. The indemnification associated with pending and future asbestos claims does not expire. Xylem has not recorded a liability for matters for which we will be indemnified by ITT or Exelis through the Distribution Agreement and we are not aware of any claims or other circumstances that would give rise to material payments from us under such indemnifications.

Environmental

In the ordinary course of business, we are subject to federal, state, local, and foreign environmental laws and regulations. We are responsible, or are alleged to be responsible, for ongoing environmental investigation and remediation of sites in various countries. These sites are in various stages of investigation and/or remediation and in many of these proceedings our liability is considered de minimis. We have received notification from the U.S. Environmental Protection Agency, and from similar state and foreign environmental agencies, that a number of sites formerly or currently owned and/or operated by Xylem, and other properties or water supplies that may be or have been impacted from those operations, contain disposed or recycled materials or wastes and require environmental investigation and/or remediation. These sites include instances where we have been identified as a potentially responsible party under federal and state environmental laws and regulations.

Accruals for environmental matters are recorded on a site-by-site basis when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated, based on current law and existing technologies. Our accrued liabilities for these environmental matters represent the best estimates related to the investigation and remediation of environmental media such as water, soil, soil vapor, air and structures, as well as related legal fees. These estimates, and related accruals, are reviewed quarterly and updated for progress of investigation and remediation efforts and changes in facts and legal circumstances. Liabilities for these environmental expenditures are recorded on an undiscounted basis. We have estimated and accrued $15 million and $8 million as of December 31, 2011 and 2010, respectively, for environmental matters.

It is difficult to estimate the final costs of investigation and remediation due to various factors, including incomplete information regarding particular sites and other potentially responsible parties, uncertainty regarding the extent of investigation or remediation and our share, if any, of liability for such conditions, the selection of alternative remedial approaches, and changes in environmental standards and regulatory requirements. In our opinion, the total amount accrued is reasonable based on existing facts and circumstances.

Operating Leases

We lease certain offices, manufacturing buildings, machinery, computers and other equipment. Such leases expire at various dates through 2047 and may include renewal and payment escalation clauses. We often pay maintenance, insurance and tax expense related to leased assets. Subsequent to the issuance of our 2011 Annual Report, we identified that we had incorrectly aggregated data from certain of our foreign subsidiaries related to our annual disclosure of rent expense for the year ended December 31, 2011 and our future minimum rental payments. As a result, we have adjusted and disclosed certain corrected amounts herein. These adjustments did not impact the Consolidated and Combined Statements of Income, Statements of Comprehensive Income, Balance Sheet, Statements of Cash Flows or Statement of Stockholders’ Equity and we believe they are not material to the previously issued financial statements. Total rent expense for the three years ended December 31, 2011 was as follows (in millions):

Total
2011(as adjusted)*	$64
2010	54
2009	47

*  Previously reported $99 million

At December 31, 2011, we are obligated to make minimum rental payments under operating leases which are as follows (in millions):

	2012	2013	2014	2015	2016	Thereafter
Minimum rental payments
(as adjusted)	$54	$42	$29	$22	$17	$36
(as previously reported)	$139	$126	$92	$62	$55	$211

Warranties

We warrant numerous products, the terms of which vary widely. In general, we warrant products against defect and specific non-performance. Warranty expense was $35 million, $30 million, and $20 million for 2011, 2010 and 2009, respectively. The table below provides changes in the product warranty accrual over each period.

	2011	2010
	(in millions)
Warranty accrual—January 1	$38	$34
Net changes for product warranties in the period	35	30
Settlement of warranty claims	(32)	(28)
Other	1	2

Warranty accrual—December 31	$42	$38

Industry Segment and Geographic Data	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Segment Information/Industry Segment and Geographic Data [Abstract]
Segment Information/Industry Segment and Geographic Data

Note 16. Segment Information

Our business is organized into two segments: Water Infrastructure and Applied Water. The Water Infrastructure segment, comprising our Water Solutions (f/k/a Water & Wastewater) and Analytics operating units, focuses on the transportation, treatment and testing of water, offering a range of products including water and wastewater pumps, treatment and testing equipment, and controls and systems. The Applied Water segment, comprising our Residential & Commercial Water and Flow Control operating units, encompasses the uses of water and focuses on the residential, commercial, industrial and agricultural markets offering a wide range of products including pumps, valves and heat exchangers. Corporate and other consists of corporate office expenses including compensation, benefits, occupancy, depreciation, and other administrative costs, as well as charges related to certain matters, such as the Spin-off and environmental matters that are managed at a corporate level and are not included in the business segments in evaluating performance or allocating resources.

The accounting policies of each segment are the same as those described in the summary of significant accounting policies (see Note 1 in the 2011 Annual Report). The following tables contain financial information for each reportable segment.

	Three Months Ended March 31,
(in millions)	2012	2011
Revenue:
Water Infrastructure	$584	$551
Applied Water	355	355
Eliminations	(14)	(16)

Total	$925	$890

Operating Income:
Water Infrastructure	$75	$64
Applied Water	40	46
Corporate and other	(16)	(10)

Total operating income	$99	$100

Depreciation and amortization:
Water Infrastructure	$26	$25
Applied Water	7	8
Corporate and other	1	—

Total	$34	$33

Capital expenditures:
Water Infrastructure	$20	$15
Applied Water	10	3
Corporate and other	1	1

Total	$31	$19

The following table contains the total assets for each reportable segment.

	Total Assets
(in millions)	March 31, 2012	December 31, 2011
Water Infrastructure	$2,768	$2,745
Applied Water	1,280	1,234
Corporate and other	465	414

Total	$4,513	$4,393

Corporate and other consists of items pertaining to our corporate headquarters function, which principally consist of deferred tax assets and certain property, plant and equipment.

Note 15. Industry Segment and Geographic Data

Our business is organized into two segments: Water Infrastructure and Applied Water. The Water Infrastructure segment, comprising our Water Solutions (f/k/a Water & Wastewater) and Analytics operating units, focuses on the transportation, treatment and testing of water, offering a range of products including water and wastewater pumps, treatment and testing equipment, and controls and systems. The Applied Water segment, comprising of our Residential & Commercial Water and Flow Control operating units, encompasses the uses of water and focuses on the residential, commercial, industrial and agricultural markets offering a wide range of products including pumps valves and heat exchangers. Corporate and other consists of corporate office expenses including compensation, benefits, occupancy, depreciation, and other administrative costs, as well as charges related to certain matters, such as the Spin-off transaction and environmental matters that are managed at a corporate level and are not included in the business segments in evaluating performance or allocating resources.

The accounting policies of each segment are the same as those described in the summary of significant accounting policies (see Note 1). The following tables contain financial information for each reportable segment for 2011, 2010 and 2009 (in millions):

	2011	2010	2009
Revenue:
Water Infrastructure	$2,416	$1,930	$1,651
Applied Water	1,444	1,327	1,254
Eliminations	(57)	(55)	(56)

Total	$3,803	$3,202	$2,849

Operating income:
Water Infrastructure	$343	$276	$227
Applied Water	160	158	109
Corporate and other	(108)	(46)	(60)

Total operating income	$395	388	276
Other non-operating income	5	—	1
Interest expense	17	—	—

Income before taxes	$383	$388	$277

Depreciation and amortization:
Water Infrastructure	$104	$60	$38
Applied Water	31	30	30
Corporate and other	2	2	2

Total	$137	$92	$70

Capital expenditures:
Water Infrastructure	$91	$55	$33
Applied Water	31	38	27
Corporate and other	4	1	2

Total	$126	$94	$62

The following table illustrates revenue by product category, net of intercompany balances.

(in millions)	2011	2010	2009
Pumps, accessories, parts and service	$3,093	$2,671	$2,376
Other (a)	710	531	473

Total	$3,803	$3,202	$2,849

(a)	Other includes treatment equipment, analytical instrumentation, valves, heat exchangers and controls.

The following table contains the total assets for each reportable segment as of December 31, 2011 and 2010.

	Total Assets
(in millions)	2011	2010
Water Infrastructure	$2,745	$2,377
Applied Water	1,234	1,209
Corporate and other	414	149

Total	$4,393	$3,735

Corporate and other consists of items pertaining to our corporate headquarters function, which principally consist of deferred tax assets and certain property, plant and equipment.

Geographical Information

Revenues are attributed to countries based upon the location of the customer. Property, Plant & Equipment, as of December 31, is attributed to countries based upon the location of the assets.

	Revenues
(in millions)	2011	2010	2009
United States	$1,363	$1,125	$956
Europe	1,422	1,262	1,217
Asia Pacific	426	343	269
Other	592	472	407

Total	$3,803	$3,202	$2,849

	Property, Plant & Equipment
(in millions)	2011	2010	2009
United States	$178	$168	$73
Europe	209	219	196
Asia Pacific	57	49	46
Other	19	18	19

Total	$463	$454	$334

Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Related Party Transactions/Related Party Transactions and Parent Company Equity [Abstract]
Related Party Transactions/Related Party Transactions and Parent Company Equity

Note 15. Related Party Transactions

During the quarter ended March 31, 2011, we sold inventory to other ITT businesses in the aggregate amount of $4 million, which is included in revenue in our condensed consolidated and combined financial statements. In addition, we recognized cost of sales from the inventory purchased from other ITT businesses of $3 million for the quarter ended March 31, 2011.

Prior to the Spin-off, the condensed consolidated and combined financial statements include expense allocations for certain functions provided by ITT as well as other ITT employees not solely dedicated to Xylem, including, but not limited to, general corporate expenses related to finance, legal, information technology, human resources, communications, ethics and compliance, shared services, employee benefits and incentives, and share-based compensation. These expenses have been allocated to us on the basis of direct usage when identifiable, with the remainder allocated on the basis of revenue, headcount or other measure. During the three months ended March 31, 2011, we were allocated $26 million, which included $3 million of separation costs and $23 million of general corporate expenses incurred by ITT which is included within selling, general and administrative expenses in the Condensed Consolidated and Combined Income Statements for 2011.

The expense allocations have been determined on a basis that we consider to be a reasonable reflection of the utilization of services provided or the benefit received by us during the periods presented. The allocations may not, however, reflect the expense we would have incurred as an independent, publicly traded company for the periods presented. Actual costs that may have been incurred if we had been a standalone company would depend on a number of factors, including the chosen organizational structure, what functions were outsourced or performed by employees and strategic decisions made in areas such as information technology and infrastructure.

Note 16. Related Party Transactions and Parent Company Equity

Net transfers from/(to) parent are included within parent company investment on the Consolidated and Combined Statements of Changes in Stockholders’ Equity and Comprehensive Income. The components of the net transfers from/(to) parent for 2011, 2010 and 2009 are as follows:

	December 31,
	2011	2010	2009
	(In millions)
Intercompany sales and purchases, net	$—	$1	$5
Intercompany dividends	(87)	(180)	(110)
Cash pooling and general financing activities	(1,355)	(257)	(339)
Cash transfers for acquisitions, divestitures and investments	—	1,012	29
Corporate allocations including income taxes	182	162	125
Contribution of assets and liabilities upon Spin-off	20	—	—

Total net transfers from/(to) parent	$(1,240)	$738	$(290)

For periods prior to October 31, 2011, cash and cash equivalents held by ITT at the corporate level were not specifically identifiable to Xylem and therefore were not allocated to us for any of the periods presented. As such, cash and cash equivalents at December 31, 2010 primarily represent cash held locally by entities included in the consolidated and combined financial statements. Transfers of cash to and from ITT’s cash management system are reflected as a component of parent company investment on the Consolidated and Combined Balance Sheets.

All significant intercompany transactions between us and ITT have been included in these consolidated and combined financial statements and are considered to be effectively settled for cash at the time the transaction is recorded, when the underlying transaction is to be settled in cash by ITT. The total net effect of the settlement of these intercompany transactions is reflected in the Consolidated and Combined Statements of Cash Flow as a financing activity and in the Consolidated and Combined Balance Sheets as parent company investment.

During 2011, 2010 and 2009 we sold inventory to other ITT business in the aggregate amount of $10 million, $11 million and $10 million, respectively, which is included in revenue in our consolidated and combined financial statements. In addition, we recognized cost of sales from the inventory purchased from other ITT businesses of $10 million, $12 million and $15 million for 2011, 2010 and 2009, respectively.

The consolidated and combined financial statements include expense allocations for certain functions provided by ITT as well as other ITT employees not solely dedicated to Xylem, including, but not limited to, general corporate expenses related to finance, legal, information technology, human resources, communications, ethics and compliance, shared services, employee benefits and incentives, and share-based compensation. These expenses have been allocated to us on the basis of direct usage when identifiable, with the remainder allocated on the basis of revenue, headcount or other measure. We were allocated $129 million, which includes $44 million of separation costs, of general corporate expenses incurred by ITT which is included within selling, general and administrative expenses in the Consolidated and Combined Income Statements for 2011, and $108 million and $105 million for 2010 and 2009, respectively.

The expense allocations have been determined on a basis that we consider to be a reasonable reflection of the utilization of services provided or the benefit received by us during the periods presented. The allocations may not, however, reflect the expense we would have incurred as an independent, publicly traded company for the periods presented. Actual costs that may have been incurred if we had been a standalone company would depend on a number of factors, including the chosen organizational structure, what functions were outsourced or performed by employees and strategic decisions made in areas such as information technology and infrastructure.

We recorded sales to unconsolidated affiliates during 2011, 2010, and 2009 totaling $14 million, $14 million and $12 million, respectively. Additionally, we purchased $21 million, $22 million and $15 million of products from unconsolidated affiliates during 2011, 2010 and 2009, respectively.

During the fourth quarter of 2011 we determined that certain historical foreign currency translation adjustment balances that had been allocated to Xylem as part of the preparation of Xylem’s combined financial statements needed to be adjusted. The applicable adjustments impacted “Accumulated other comprehensive income,” “Parent company investment” and “Comprehensive income.” The adjustments did not impact the Combined and Consolidated Income Statements, the Combined and Consolidated Statements of Cash Flows or Parent Company Equity.

The adjustments, which have been reflected in Xylem’s consolidated and combined financial statements, are as follows (in millions):

	Summary of Adjustments—Increase / (Decrease)
	Accumulated Other Comprehensive Income	Parent Company Investment	Comprehensive Income
December 31, 2008	$(343)	$343	$—

December 31, 2009	(343)	343	—

2010 Comprehensive Income	22	(22)	22

December 31, 2010	$(321)	$321

Although not presented herein, Accumulated Other Comprehensive Income, Parent Company Investment and Comprehensive Income for the period ended September 30, 2011 have also been adjusted by $(266) million, $266 million and $55 million, respectively.

We believe that the adjustments are not material to previously issued financial statements; however, we decided to correct the historical amounts.

Supplemental Information	12 Months Ended
Dec. 31, 2011
Valuation and Qualifying Accounts [Abstract]
Supplemental Information

Note 18. Supplemental Information

(in millions)	Balance at beginning of year	Additions charged to expense	Deductions	Balance at end of year
Allowance for Doubtful Accounts:
Year Ended December 31, 2011	$25	$11	$(7)	$29
Year Ended December 31, 2010	$24	$6	$(5)	$25
Year Ended December 31, 2009	$16	$11	$(3)	$24
Inventory Valuation:
Year Ended December 31, 2011	$40	$17	$(11)	$46
Year Ended December 31, 2010	$50	$9	$(19)	$40
Year Ended December 31, 2009	$39	$18	$(7)	$50

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data (Unaudited) [Abstract]
Quarterly Financial Data (Unaudited)

Note 19. Quarterly Financial Data (Unaudited)

	2011 Quarter Ended (1)
	Dec. 31	Sept. 30	June 30	Mar. 31
	(In millions, except per share amounts)
Revenue	$1,003	$939	$971	$890
Gross profit	380	365	379	337
Operating income	100	79	116	100
Net income	$52	$77	$72	$78
Earnings per share:
Basic	$0.28	$0.42	$0.39	$0.42
Diluted	$0.28	$0.42	$0.39	$0.42

	2010 Quarter Ended (1)
	Dec. 31	Sept. 30	June 30	Mar. 31
	(In millions, except per share amounts)
Revenue	$935	$806	$775	$686
Gross profit	359	309	291	255
Operating income	111	107	101	69
Net income	$97	$91	$85	$56
Earnings per share:
Basic	$0.53	$0.49	$0.46	$0.30
Diluted	$0.53	$0.49	$0.46	$0.30

(1)	The Spin-off was completed on October 31, 2011, and we issued 184.6 million shares of common stock. This initial share amount is being utilized to calculate earnings per share for all periods prior to the Spin-off.